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SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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/ /	Soliciting Material Pursuant to §240.14a-12
POWER-ONE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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740 Calle Plano
Camarillo, California 93012

Notice of Annual Meeting of Stockholders

To Our Stockholders:

WHAT:	Our Annual Meeting of Stockholders for Fiscal Year 2001
WHEN:	May 14, 2002 at 1:00 p.m., local time
WHERE:	Westlake Hyatt Hotel 880 South Westlake Boulevard Westlake Village, California 91361
WHY:	At this meeting, we plan to:
	1.	Elect two Class II Directors for a three-year term.
	2.	Amend the 1996 Stock Incentive Plan regarding certain grants of non-discretionary stock options to non-employee directors.
	3.	Ratify the appointment of Deloitte & Touche LLP as independent auditors of Power-One, Inc. for the 2002 fiscal year.
	4.	Transact any other business which may properly be presented at the meeting or any adjournment.

        Only stockholders of record at the close of business on March 22, 2002 will receive notice of the Annual Meeting and be eligible to vote at the meeting.

        All stockholders are encouraged to attend the Annual Meeting. Whether or not you plan to attend, please promptly register your votes to ensure that your shares are represented at the Annual Meeting.

        Please refer to your Proxy card for various voting methods. Please vote as soon as possible. We have enclosed a postage-prepaid envelope for your convenience if you choose to use the enclosed Proxy card. Please note: If you attend the Annual Meeting, you may still vote in person at the meeting even if you previously returned or voted a Proxy.

                      By Order of the Board of Directors,

                      Randall H. Holliday

                      Secretary

Camarillo, California
April 4, 2002

POWER-ONE, INC.
740 Calle Plano
Camarillo, California 93012
(805) 987-8741
PROXY STATEMENT

        The Board of Directors of Power-One, Inc. seeks your Proxy for use at our Annual Meeting of Stockholders. We will hold the meeting according to our Notice of Annual Meeting, unless we adjourn to a later date and/or time.

        This Proxy Statement and the accompanying Notice of Annual Meeting discuss the purposes of the Annual Meeting. We have sent these Proxy solicitation materials on or about April 4, 2002 to all stockholders entitled to vote at the Annual Meeting.

*  VOTING AND SOLICITATION

        Each share of common stock has one vote on all matters submitted to our stockholders at the Annual Meeting. Stockholders of record as of the close of business on March 22, 2002 will receive notice of and may vote at the Annual Meeting. Eligible stockholders may vote using one of the following methods:

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  Online via the Internet, if available.

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  By telephone, if available.

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  By marking, signing, and returning the Proxy card.

        There were 79,044,972 shares of our common stock issued and outstanding as of March 22, 2002. The closing sale price on that date was $8.15 per share. Our common stock is traded on the Nasdaq National Market® under the symbol "PWER."

        We have hired D.F. King & Co., Inc., for approximately $7,500, plus out-of-pocket expenses, to help distribute Proxy materials and secure votes. Power-One, Inc. will pay for this solicitation. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in sending solicitation materials to beneficial owners.

        Required Voting.    The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock will constitute a quorum for the meeting. Assuming such a quorum is present, the two nominees for director positions receiving the most votes will be elected, and the affirmative votes of a majority of votes cast is necessary to approve the other proposals presented to our stockholders at the Annual Meeting.

        The inspector of elections that we appoint will count all votes cast in person or by proxy at the Annual Meeting. We will treat abstentions as shares that are present and entitled to vote to determine the presence of a quorum, but not as votes cast to determine the approval of any matter submitted to a vote of the stockholders.

        If you hold your shares in "street name" through a broker or other nominee, and you do not give your broker or nominee specific instructions on how to vote your shares, your broker or nominee will be permitted to exercise voting discretion with respect to the matters proposed to be acted upon.

POWER-ONE, INC.
740 Calle Plano
Camarillo, California 93012
(805) 987-8741
PROXY STATEMENT

        Revoking Your Proxy.    Any Proxy may be revoked at any time before it is actually voted at the Annual Meeting. Regardless of the method of voting used, you may revoke your Proxy by doing one of the following:

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  File a written notice of revocation, dated later than the Proxy, before the vote is taken at the Annual Meeting.

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  Execute a later dated Proxy before the vote is taken at the Annual Meeting.

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  Vote in person at the Annual Meeting (your attendance at the Meeting, by itself, does not revoke your earlier Proxy).

        Any written notice of revocation, or later Proxy, should be delivered to Power-One, Inc., 740 Calle Plano, Camarillo, CA 93012, Attention: Corporate Secretary. Or, you may hand deliver a written revocation notice, or a later Proxy, to our Corporate Secretary at the Annual Meeting before we begin voting.

*  DEADLINE FOR STOCKHOLDER PROPOSALS FOR THE FISCAL YEAR 2002 ANNUAL MEETING

Any stockholder who intends to present a proposal at our Annual Meeting for fiscal year 2002 must deliver the proposal to us at our principal executive offices not later than December 9, 2002 for inclusion in our Proxy Statement and form of Proxy relating to the Meeting.

        Stockholder proposals to be presented at an Annual Meeting of Stockholders but not submitted for inclusion in our Proxy Statement for that Meeting must be received by our Corporate Secretary not less than 90 nor more than 120 days prior to the Meeting. However, if less than 100 days' notice of the date of the Meeting is given to stockholders, then notice by the stockholder of any proposal need only be received within 10 days from the date on which notice of the Meeting is given. Stockholder proposals must contain certain information required by our bylaws and comply with applicable legal requirements. Any stockholder may obtain a copy of our bylaws by submitting a request to our Corporate Secretary at the address set forth on the cover of this Proxy Statement.

2

PROPOSAL 1
ELECTION OF DIRECTORS

        Directors are to be elected at the Annual Meeting of Stockholders. The nominees proposed for election as Class II Directors are Dr. Hanspeter Brändli and Kendall R. Bishop, both of whom are currently serving as directors. Dr. Brändli and Mr. Bishop will serve until the Annual Meeting of Stockholders in 2005 or until their respective successors are elected and qualified.

        See "Security Ownership of Certain Beneficial Owners and Management" on page 23 for information on the stock ownership of each director candidate, plus information on stock ownership of all current directors and executive officers as a group. There are no family relationships among any of our directors or executive officers.

        Proxies in the enclosed form will be voted, unless authority is withheld, for Dr. Brändli and Mr. Bishop. Dr. Brändli and Mr. Bishop have each indicated their willingness to serve if elected, but if either should become unable to serve, we will vote the Proxies we receive for the election of such other person as our directors shall recommend. We are not aware of any reason why either of our nominees will be unable or will decline to continue to serve as a director. Background information on Dr. Brändli and Mr. Bishop appears below.

NOMINEES FOR ELECTION AS CLASS II DIRECTORS

Name of Nominee	Age[1]	Principal Occupation	Class	Year First Elected
Dr. Hanspeter Brändli	63	Owner and operator of HPB Management Services	II	1998
Kendall R. Bishop	63	Senior Partner, O'Melveny & Myers LLP	II	2000

As of March 22, 2002.

        Dr. Hanspeter Brändli.    Dr. Brändli owns and operates HPB Management Services, a management services company. He received a Diploma in physics in 1963 from the Federal Institute of Technology (ETH) in Zurich, Switzerland and a Ph.D. in physics from the University of Berne/Switzerland in 1968. Dr. Brändli is also President of the Board of Directors of our subsidiary Power-One Holding AG, Uster, and all other Swiss subsidiaries. Additionally, Dr. Brändli serves as a member of the Board of Directors of several Swiss companies which are not affiliated with the Company.

        Kendall R. Bishop.    Mr. Bishop is a senior partner at O'Melveny & Myers LLP, a global law firm based in Los Angeles, California. Mr. Bishop has been with O'Melveny & Myers LLP since 1965. He received his B.A. degree from Stanford University and his J.D. degree from the University of California at Berkeley. O'Melveny & Myers LLP has performed legal services for the Company in the past, and is expected to do so in the future.

3

CLASS I AND III DIRECTORS

        The following directors are currently directors of the Company, and their terms have not expired. We expect these directors to continue to serve until their terms expire. We will put the Class I and Class III directors up for re-election at the Annual Meetings in 2003 and 2004, respectively.

Name of Director	Age[2]	Principal Occupation	Class	Year First Elected
Steven J. Goldman	44	Chairman of the Board and Chief Executive Officer of Power-One, Inc.	I	1988
Jay Walters	54	President of New Horizon Services, LLC	I	2000
Jon E.M. Jacoby	64	Director and Executive Vice President of Stephens Group, Inc.	III	1995
Mark Melliar-Smith	56	Venture Partner, Austin Ventures	III	2001

As of March 22, 2002.

        Steven J. Goldman.    Mr. Goldman, who joined us in 1982, became our Chief Executive Officer in 1990 and was named Chairman of the Board in February 1997. From 1990 to January 2000, Mr. Goldman also served as our President. He received his B.S. degree in electrical engineering from the University of Bridgeport, Connecticut and his M.B.A. degree from Pepperdine University's Executive program in California. Mr. Goldman is a contributing member and co-membership chairman of the San Fernando Valley Chapter of the Young Presidents Organization.

        Jay Walters.    Mr. Walters is President of New Horizon Services, LLC, a technology consulting company. From 1995 to 1997, Mr. Walters was Vice President and Chief Operating Officer of AT&T's Power Systems Business Unit, a position he continued to hold with Lucent Technologies following its spin-off from AT&T in 1995. In late 1997 he was appointed to the position of Vice President in Lucent's Network Products Group. Mr. Walters, who retired from Lucent in 1999, received his B.S. degree in nuclear engineering from the University of Wisconsin and his M.B.A. degree from Louisiana State University.

        Jon E.M. Jacoby.    Mr. Jacoby is a Director and an Executive Vice President of Stephens Group, Inc. Mr. Jacoby is a Senior Executive Vice President of Stephens Inc., an affiliate of Stephens Group, Inc., where he has been employed since 1963. He received his B.S. degree from the University of Notre Dame in Indiana and his M.B.A. degree from Harvard Business School in Boston. He is also a director of Delta & Pine Land Company, Sangamo Biosciences and Eden Bioscience.

        Mark Melliar-Smith.    Mr. Melliar-Smith is a Venture Partner of Austin Ventures. Prior to joining Austin Ventures in 2002, from January 1997 to December 2001, Mr. Melliar-Smith was President and Chief Executive Officer of International SEMATECH, a global industry consortium driving process and manufacturing technology for the semiconductor industry. Before joining SEMATECH, from 1990 to 1997, he was the Chief Technical Officer for Lucent Microelectronics (now Agere) and, from 1988 to 1990, the Vice President and General Manager for the Lightwave Business Unit. Mr. Melliar-Smith is a member of the Board of Directors of Technitrol, Inc. and Molecular Imprints. Mr. Melliar-Smith received his B.S. and Ph.D. degrees in chemistry from Southampton University in England and his M.B.A. from Rockhurst College in Kansas City, Missouri.

*  DIRECTOR COMPENSATION

        In consideration for acting as a director of the Company, we pay each non-employee director $5,000 per year, as well as $3,000 per meeting for all Board of Directors meetings attended. In addition, Dr. Brändli received approximately $9,000 in 2001 for serving on the boards of our Swiss subsidiaries. All members of the Board of Directors, with the exception of Dr. Brändli, have elected to defer 100% of their compensation as provided for and allowed under the 2001 Deferred Compensation Plan described in detail on page 18.

        We also reimbursed our directors for reasonable out-of-pocket expenses incurred in connection with attending board and committee meetings.

        Our non-employee directors have also received, and are expected to continue to receive, options to purchase our common stock. In January 2001, in connection with a selected project undertaken by the Company, the Board appointed Messrs. Walters and Melliar-Smith as members of a special technology committee of the Board. In recognition of the substantial time commitment expected to arise from service on this committee during the ensuing twelve months, the Board approved a grant of nonqualified stock options to each committee member to purchase 12,500 shares of the Company's Common Stock. The options were granted at the fair market value as of the date of grant, and will vest in full on January 25, 2003. Proposal 2 in this Proxy Statement provides details on current stock option grant arrangements for our non-employee directors, as well as proposals for amendment of those arrangements, and for granting stock options to members of our Audit and Compensation Committees.

*  MEETINGS IN 2001

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  Board of Directors:
      4 regular meetings
      2 telephonic meetings
      1 action by written consent

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  Audit Committee:
      1 regular meeting
      3 telephonic meetings

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  Compensation Committee:
      2 regular meetings
      3 telephonic meetings
      2 actions by written consent

        We do not have a standing nominating committee.

        During 2001, all of the directors attended at least 75% of the meetings of the Board and at least 75% of the meetings of the committees of the Board of which they were members.

*  COMMITTEE MEMBERSHIPS

        Mr. Walters, Dr. Brändli and Mr. Bishop serve on the Audit Committee. Mr. Jacoby, Dr. Brändli and Mr. Walters serve on the Compensation Committee.

*  COMMITTEE RESPONSIBILITIES

  Audit Committee

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  Recommends the engagement of our independent auditors.
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  Reviews and oversees the services performed by our independent auditors.
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  Reviews the independence of the independent auditors.
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  Reviews and evaluates our accounting principles and our system of internal accounting controls.

  Compensation Committee

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  Determines compensation of our executive officers.
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  Administers our Amended and Restated 1996 Stock Incentive Plan, our 2001 Stock

    Option Plan, and our 2001 Deferred Compensation Plan.

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  Establishes the criteria for bonuses, which are summarized in the "Compensation Committee Report on Executive Compensation."
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  Recommends to the Board of Directors adoption of other compensation plans as may from time to time be deemed to be in the best interests of the Corporation. See "Compensation Committee Report on Executive Compensation".

*  AUDIT COMMITTEE REPORT*

         The Audit Committee of the Board of Directors is responsible for monitoring the integrity of Power-One, Inc.'s consolidated financial statements, its system of internal controls and the independence and performance of its independent auditors. We also recommend to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent auditors. The Audit Committee is composed of three independent, non-employee directors and operates under a written charter adopted and approved by the Board of Directors.

*
This section of the proxy statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate the section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

        Management is responsible for the Company's financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. We are not, however, professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, or in the determination of auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

        In this context, we held four meetings during fiscal year 2001. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and the independent auditors, Deloitte & Touche LLP. We discussed with the independent auditors the overall scope and plans for their audit. We met with the independent auditors, with and without management present, to discuss the results of their examinations and their evaluations of the Company's system of internal control.

        In carrying out our responsibilities, we reviewed and discussed with management and the Company's outside auditors all financial statements prior to their issuance. We were advised by management and the auditors that all of the financial statements were prepared in accordance with generally accepted financial principles. As part of our review, we discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. We also requested the Company's auditors to express their judgment on these matters.

        We also discussed with the independent auditors matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

        The independent auditors also provided to us the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with the independent auditors their independence from Power-One, Inc. When considering Deloitte & Touche LLP's independence, we considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the consolidated financial statements was compatible with maintaining their independence. We also reviewed, among other things, the amount of fees paid to Deloitte & Touche LLP for audit and non-audit services.

        Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board of Directors that Power-One, Inc.'s audited consolidated financial statements for the fiscal year ended December 31, 2001 be included in the Annual Report on Form 10-K. We have also recommended the selection of Power-One, Inc.'s independent auditors, and, based on our recommendation, the Board has selected Deloitte & Touche LLP as the independent auditors for the fiscal year ending December 30, 2002, subject to stockholder ratification.

Jay Walters, Chairman
Dr. Hanspeter Brändli
Kendall R. Bishop

RECOMMENDATION

        The Board of Directors recommends a vote FOR the election of the Class II Directors listed above. We will vote Proxies received by us in favor of the nominees unless a contrary choice is indicated.

PROPOSAL 2
APPROVAL OF AMENDMENT OF 1996 STOCK INCENTIVE PLAN

*  PROPOSAL OVERVIEW

        At this Annual Meeting, stockholders will be asked to approve amendments to the 1996 Stock Incentive Plan (the "Plan") relating to non-discretionary grants of stock options to non-employee directors of the Company. We are not seeking approval for any increase in shares authorized for issuance under the Plan. The full text of the applicable sections of the Plan which the Company proposes to implement to effect the provisions of the Proposal 2 is attached to this Proxy as Exhibit A.

        In summary, the proposed amendments would provide for the following:

1.
Each non-employee director serving, in good standing, immediately following election of directors at this Annual Meeting will receive a nonqualified stock option ("NQSO") grant of 30,000 shares to be granted at the fair market value (as defined in the Plan) as of the date of the Annual Meeting. Such grant would have a ten-year term, and would vest in equal portions of 33 1/3% in each of the following three years on the earlier of (i) the anniversary of the date of grant in that year, or (ii) the annual meeting date in that year.
2.
Any individual who becomes a non-employee director of the Company following election of directors at this Annual Meeting will receive a NQSO grant of 30,000 shares granted at the fair market value (as defined in the Plan) as of the date of their election to the Board of Directors. Such grant would have a ten-year term, and would vest in equal portions of 33 1/3% in each of the following three years on the earlier of (i) the anniversary of the date of grant in that year, or (ii) the annual meeting date in that year.
3.
Beginning annually (as of the Annual Meeting scheduled for May 2003), each non-employee director who continues in service to the Board of Directors after such Annual Meeting and who has served as a director for not less than 180 days prior to the first day of the month in which such Annual Meeting occurs, will receive a NQSO grant of 10,000 shares granted at the fair market value (as defined in the Plan) as of the date of such Annual Meeting. Such grant would have a ten-year term, and would vest in full on the earlier of (i) the first anniversary of the date of grant, or (ii) the next Annual Meeting date following the date of grant.
4.
Immediately following the election of directors at this Annual Meeting, and annually thereafter, each member of the Audit and Compensation Committees of the Board of Directors will receive a NQSO grant of 5,000 shares for each such committee on which the director serves. Such grant is to be granted at the fair market value (as defined in the Plan) as of the date of such Annual Meeting. Such grant would have a ten-year term, and would vest in full on the earlier of (i) the first anniversary of the date of grant, or (ii) the next Annual Meeting date following the date of grant.

NOTE:    Special note should be made regarding item 3 above in relation to the current provisions of the Plan for annual grants to non-employee directors. Under the current Plan, Dr. Brändli and Mr. Jacoby are eligible to receive a stock option grant of 10,000 shares as of this Annual Meeting, based upon their years of service. If the stockholders approve this Proposal 2, the amendment to the Plan will be effected such that Dr. Brändli and Mr. Jacoby will not receive an annual stock option grant as of this Annual Meeting under the current provisions of the Plan.

        The Board of Directors, with the assistance of management of the Company and outside compensation consultants, has determined that total compensation for service on our Board of Directors, to include the elements of the current Plan as regards stock option grants to non-employee directors, is less competitive than most other comparable compensation arrange-ments provided to outside directors. The Board of Directors believes that weighting total non-employee director compensation more toward equity of the Company better aligns non-employee director interests with those of the stockholders. Item 1, above, is intended to provide a one-time grant which will provide an adjustment for current non-employee directors. Additionally, the Board of Directors has determined that the amendments proposed which deal specifically with grants to newly elected directors and subsequent "annual service" grants (i.e. items 2 and 3 above in this Proposal) do not substantially increase the overall number of shares covered by options to be granted to a non-employee director over several years of service, when compared to the Plan as it currently exists.

        In relation to item 4, above, concerning grants for Audit and Compensation Committee service, historically, the Company has not provided "stand alone" compensation for service on either of these committees. Service on the committees involves a substantial amount of additional work and attention to oversight of specialized aspects of the Company's operations and business. As such, the Board of Directors believes it is equitable, and consistent with general practices, to provide separate compensation for such committee service.

*  RELATED STOCK OPTION PLANS

        As of the Record Date, 15,782,585 shares were reserved under Power-One, Inc.'s 1996 Stock Incentive Plan (a plan approved by security holders), with 9,745,068 shares subject to outstanding options and 4,618,110 shares available for future grants. As of the Record Date, 2,500,000 shares were reserved under Power-One, Inc.'s 2001 Stock Option Plan (a plan not approved by security holders), with 2,342,990 shares subject to outstanding options and 49,235 shares available for future grants.

*  SUMMARY OF PLAN

        Purpose.    The purpose of the Plan is to provide an incentive program to help the Company attract, motivate, retain, compensate, and reward key employees along with experienced and knowledgeable non-employee directors of the Company and its subsidiaries and promote our growth and success.

        Plan Administration.    Our Compensation Committee administers the Plan, subject to certain powers delegated to the Chief Executive Officer of the Company (as long as that officer is also a director). Subject to certain limits as imposed by the Compensation Committee, the Chief Executive Officer may issue grants of options to certain employees who are not an officer or director of the Company. Among other things, the Compensation Committee (and the Chief Executive Officer within the authority and subject to the limits associated with the delegation to him from the Compensation Committee) is responsible to interpret the Plan and award our officers, key employees, and non-employee directors with options, stock appreciation rights, shares of restricted stock, performance shares and other awards valued by reference to our common stock. In deciding whether or not to grant discretionary awards, the Compensation Committee or the Chief Executive Officer as applicable considers our performance and the individual's performance and any other factors that it deems appropriate. Certain grants of options to non-employee directors are made automatically under the Plan. To date only non-qualified stock options have been awarded under the Plan.

        Eligible Persons.    Grants under the Plan may be made to Eligible Persons. An Eligible Person is (i) an officer (whether or not a director) of the Company or any of its subsidiaries, (ii) a key employee of the Company or any of its subsidiaries, (iii) any non-employee director, or (iv) any other person the Compensation Committee, in its discretion, determines is eligible to participate in the Plan.

A non-employee director is any person who is not an employee and is a citizen and resident of the United States. Any grant to a member of the Compensation Committee must be approved or ratified by the Board of Directors.

        Number of Shares.    As of the Record Date, the number of shares of common stock that may be subject to outstanding grants and awards under the Plan is 9,745,068. Under the Plan, the number of shares is increased automatically on an annual basis by 20% of any increase in outstanding shares during the year. Based on the increase in outstanding shares from December 31, 2000 to December 31, 2001, a total of 83,070 additional shares were added to the Plan, which shares are reflected in the total noted above in this paragraph. The maximum number of shares that may be subject to all awards granted to any individual in any calendar year is limited to 500,000 shares.

        Terms of Exercise Period of Options.    The Compensation Committee determines the term of options, which cannot exceed ten years. Although the Plan does not provide for a minimum vesting period, post-termination exercise period or pricing requirement, the Committee commonly imposes such restrictions. Options are typically exercisable during an optionee's employment, and those that have vested remain exercisable for 90 days after an optionee's employment is terminated (180 days when the optionee becomes disabled or dies). The Compensation Committee can accelerate the vesting of options and extend the exercisability periods.

        Transferability.    Generally speaking, options may be (i) transferred only by will or the laws of descent and distribution, (ii) exercised only by the holder, and (iii) paid only to the holder or its beneficiary or representatives. The Compensation Committee may, however, establish exceptions to these rules, subject to applicable law.

        Payment.    Option holders may pay the exercise price in cash, common stock or a combination of the two. We utilize the cash that we receive when options are exercised as general funds, and we restore common stock we receive to the status of authorized but unissued shares.

        Non-Employee Directors.    Under the Plan as currently administered, each non-employee director is automatically granted options to purchase 40,000 shares of common stock upon becoming a Director. At the close of trading on the day of the Annual Stockholders Meeting four years after the initial grant, each non-employee director is automatically granted options to purchase 10,000 shares of common stock. Proposal 2, if approved by the stockholders, will amend the grants discussed in the preceding two sentences (see "PROPOSAL OVERVIEW" above, items 2 and 3, as well as the special "NOTE"). All grants are at an exercise price equal to the market price of the common stock on the grant date. All non-employee director options have a ten-year term and vest in equal annual installments over a four-year period beginning on the first anniversary of the grant date. If a non-employee director's services are terminated for any reason other than the director's death, disability or retirement, any portion of stock options held by such director that are exercisable will remain exercisable for three months after such termination of services or until the term of the option expires, whichever occurs first. If the non-employee director dies, becomes disabled or retires, stock options held by such director will become exercisable immediately and remain exercisable for one year after the date of such termination of services or until the term of the option expires, whichever occurs first.

        Non-Citizen Non-Employee Directors.    Option grants to directors who are not employees and are not citizens or residents of the United States ("Non-Citizen Non-Employee Directors") are not automatic. The Compensation Committee may grant the same options to non-citizen non-employee directors as it grants to non-employee directors, or the Compensation Committee or Board of Directors may authorize one of our subsidiaries to grant non-citizen non-employee directors options on substantially similar terms as options granted to non-employee directors. The company proposes to provide Dr. Brändli (who is a non-citizen non-employee director) option grants either directly or via one of our subsidiaries conforming to the grants outlined in this Proposal 2.

        Termination, Amendment and Adjustment.    The Compensation Committee or the Board of Directors may terminate the Plan at any time. In addition, the Compensation Committee or the Board may amend the Plan from time to time, without approval of the Company's stockholders, unless any law, agreement or Nasdaq rule requires stockholder approval. The Plan does not permit the Compensation Committee or the Board to grant any options after February 22, 2006, but options granted previously may thereafter be amended consistent with the terms of the Plan.

        Change in Control.    When a Change in Control Event (as defined in the Plan) occurs, vesting accelerates, and the number and the terms of an option (e.g., number and type of shares and exercise price) may be adjusted to prevent dilution or enlargement of rights under options.

        Miscellaneous.    The Compensation Committee may amend individual awards in any manner consistent with the Plan, including amendments that effectively reprice options without changing other terms. The Plan requires, however, that an option holder consent to any amendments that adversely affect his or her option. The Plan is not exclusive and does not limit the Board's or Compensation Committee's authority to grant other awards, in stock or cash, or to authorize other compensation, under any other Plan or authority.

        Federal Income Tax Treatment of Awards Under the Plan.    The federal income tax consequences of the Plan under current federal law are summarized in the following discussion of general tax principles applicable to the Plan. This summary is not intended to be exhaustive and does not describe state, local or international tax consequences. Tax laws are subject to change.

        With respect to a non-qualified stock option, the Company is generally entitled to a deduction and the optionee recognizes taxable income in an amount equal to the difference between the exercise price of the option and the fair market value of the shares acquired at the time of exercise of the option. With respect to an incentive stock option, the Company is generally not entitled to a deduction nor does the optionee recognize income, either at the time of grant or exercise of the option or (provided the optionee holds the shares at least two years after grant and one year after exercise) at any later time. Rather, the optionee receives capital gains treatment on the difference between his or her basis in the shares and the ultimate sales price of the shares when they are sold. Stock appreciation rights are taxed and deductible in substantially the same manner as non-qualified stock options.

        The current federal income tax consequences of the other awards authorized under the Plan generally follow certain basic patterns: restricted stock is taxed at the time of vesting (although award recipients may elect earlier taxation and convert future gains to capital gains); and stock bonuses and stock units are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the award recipient recognizes the income.

        If awards are accelerated under the Plan in connection with a change of control (as this term is defined in the Internal Revenue Code), the

Company may not be permitted to deduct the portion of the compensation attributable to the acceleration in excess of the optionee's average base salary if the portion of the compensation attributable to the acceleration exceeds certain threshold limits under the Internal Revenue Code. In such circumstances, certain related excise taxes payable by the award recipient may also be triggered. Furthermore, if compensation attributable to an award is not "performance based" within the meaning of Section 162(m) of the Internal Revenue Code, the Company may not be permitted to deduct non-performance-based compensation to the extent that the total non-performance-based compensation payable to certain executive officers exceeds $1,000,000 per year per such executive officer.

RECOMMENDATION

        The Board of Directors recommends a vote FOR the amendment of the 1996 Stock Incentive Plan. We will vote Proxies received by us in favor of the amendment of the 1996 Stock Incentive Plan unless a contrary choice is indicated.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF AUDITORS

        The Board of Directors, following the recommendation of the Audit Committee, has appointed Deloitte & Touche LLP, independent auditors, to audit our consolidated financial statements for the 2002 fiscal year. Services provided to us and our subsidiaries by Deloitte & Touche LLP in 2001 included the examination of our financial statements for the fiscal year ended December 31, 2001, limited reviews of quarterly reports, services related to filings with the Securities and Exchange Commission, consultations on various tax matters, services provided in connection with our acquisitions of HC Power, Inc. and Powec AS, and general accounting consultation. This appointment is being presented to the stockholders for ratification at the meeting. If the appointment is not ratified, the Board of Directors will reconsider its selection.

        Deloitte & Touche LLP has audited our consolidated financial statements since 1993.

        Representatives of Deloitte & Touche LLP are expected to be present at the Meeting. They will have the opportunity to address the audience at the Meeting, and will be available to answer appropriate questions from stockholders.

        During 2001, the Company retained Deloitte & Touche LLP to provide services in the following categories and approximate amounts:

•	Audit Fees:	$718,804

•	Financial Information Systems Design and Implementation Fees:	—

•	All Other Fees (consists primarily of income tax consulting, planning and return preparation, merger and acquisition support, and other operational consulting projects):	$1,435,338

RECOMMENDATION

        The Board of Directors recommends a vote FOR the ratification of Deloitte & Touche LLP as Power-One, Inc.'s independent auditors for 2002. We will vote Proxies received by us in favor of the ratification of Deloitte & Touche LLP unless a contrary choice is indicated.

EXECUTIVE OFFICER COMPENSATION

        All references to shares and options in this section have been adjusted to reflect the three-for-two and two-for-one splits to our common stock completed during 2000.

SUMMARY COMPENSATION TABLE

        The following table provides information for our last three fiscal years regarding all compensation paid to or earned by our Chief Executive Officer and each of our four other most highly compensated executive officers other than the Chief Executive Officer who served as executive officers of Power-One, Inc. as of December 31, 2001 and whose salary plus bonus exceeded $100,000 (together with the Chief Executive Officer, the "Top 5 Compensated Executive Officers"):

Officers			Annual Compensation			Long-Term Compensation(1)		All Other Compensation

Name and Position	Year		Salary(2)		Bonus(3)	Options (Shares)

Steven J. Goldman, Chairman and Chief Executive Officer	2001 2000 1999	$ $ $	381,266 368,708 331,239	$ $	— 359,867 212,571	180,000 105,000 —		* * *

William T. Yeates, President and Chief Operating Officer(4)	2001 2000	$ $	308,842 295,014	$	— 289,193	825,000 750,000		* *

Randall H. Holliday, Secretary and General Counsel(5)	2001		$225,438		—	115,000		*

Dennis R. Roark, Executive Vice President and Chief Technology Officer	2001 2000 1999	$ $ $	191,142 177,946 162,454	$ $	— 140,690 103,928	145,000 105,000 —		* * *

Eddie K. Schnopp, Senior Vice President—Finance and Chief Financial Officer	2001 2000 1999	$ $ $	168,150 161,241 144,227	$ $	— 124,874 90,226	290,000 210,000 —	(6) (6)	* * *

*
Less than $50,000 or 10% of the total salary and bonus for the year indicated.
(1)
Power-One, Inc. has not granted any Restricted Stock Awards, SARs or LTIPs to any of the Top 5 Compensated Officers.
(2)
For 2001, salary includes deferred amounts in accordance with the 2001 Deferred Compensation Plan, as discussed in this report on page 18. The following represents the amounts deferred and respective percentage of salary deferred by each officer, per election, from October 22, 2001 through December 31, 2001: Goldman $31,194 (50%), Yeates $25,920 (50%), Holliday $5,841 (15%), Schnopp $13,536 (50%) and Roark $15,251 (50%). There were no increases in base salary for any executive officers during 2001. The differences in salary from 2000 to 2001 reflect payments of earned and accrued vacation benefits applied as compensation during certain mandatory facility closures implemented by the Company in 2001.
(3)
Bonuses reflect amounts earned in the fiscal year indicated, but paid in the following year.
(4)
Mr. Yeates joined Power-One, Inc. on January 13, 2000.
(5)
Mr. Holliday joined Power-One, Inc. on December 29, 2000, and received no compensation from the Company in 2000.
(6)
Total includes 145,000 shares underlying options granted in 2001 and 105,000 shares underlying options granted in 2000 to Donna Koep who is our Senior Vice President, Human Resources and is married to Mr. Schnopp. Mr. Schnopp disclaims beneficial ownership of such shares.

STOCK OPTION GRANTS AND EXERCISES
FOR TOP 5 COMPENSATED OFFICERS

STOCK OPTION GRANTS 2001

        This table shows grants made in 2001 to our Top 5 Compensated Executive Officers, and hypothetical gains for the options at the end of their anticipated ten-year term. We have arbitrarily assumed annualized growth rates of the market price of our common stock over the exercise price of the option of five percent (5%) and ten percent (10%), running from the date the option was granted to the end of the option term. Actual gains, if any, on option exercises depend on the future performance of our common stock and overall market conditions.

INDIVIDUAL GRANTS(1)

								Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Option Shares Granted(#)	Percent of Total Options Granted to Employees in Fiscal Year		Exercise or Base Price ($/share)
						Expiration Date
Officer								5%($)		10%($)

Steven J. Goldman	105,000 75,000	2.09 1.49	% %	$ $	5.77 5.77	10/01/11 10/01/11	(2)	$ $	381,016 272,154	$ $	965,569 689,692

William T. Yeates	750,000 75,000	14.92 1.49	% %	$ $	5.77 5.77	10/01/11 10/01/11	(2)	$ $	2,721,542 272,154	$ $	6,896,920 689,692

Eddie K. Schnopp(3)	210,000 80,000	4.18 1.59	% %	$ $	5.77 5.77	10/01/11 10/01/11	(2)	$ $	762,032 290,298	$ $	1,931,138 735,672

Dennis R. Roark	105,000 40,000	2.09 0.80	% %	$ $	5.77 5.77	10/01/11 10/01/11	(2)	$ $	381,016 145,149	$ $	965,569 367,836

Randall H. Holliday	50,000 50,000 15,000	0.99 0.99 0.30	% % %	$ $ $	35.88 5.77 5.77	01/08/11 10/01/11 10/01/11	(2)	$ $ $	1,128,080 181,436 54,431	$ $ $	2,858,776 459,795 137,938

(1)
Power-One, Inc. did not grant any SARs in 2001 to any of the Top 5 Compensated Officers.
(2)
Assumes a ten-year term for 2001 Contingent Vesting/Exercise Option Grants as discussed in greater detail in this Proxy beginning on page 17.
(3)
Includes 145,000 options granted to Ms. Koep. Mr. Schnopp disclaims beneficial ownership of such shares.

AGGREGATE OPTION EXERCISES IN 2001 AND YEAR-END OPTION VALUES

        This table shows all stock options exercised by the Top 5 Compensated Executive Officers for 2001. The "Value Realized" column reflects the difference between the market value of the underlying securities at the actual exercise date and the exercise price of the options. The "Value of unexercised in-the-money options at 2001 year-end" column reflects the difference between the market value and the exercise price of in-the-money options at the end of 2001.

Name	Shares acquired on exercise(#)	Value Realized($)	Number of unexercised options at 2001 year-end Exercisable/Unexercisable				Value of unexercised in-the- money options at 2001 year-end(1) Exercisable/Unexercisable

Steven J. Goldman	—	—	369,750		356,250		$3,038,588	$1,395,338

William T. Yeates	—	—	356,250		1,218,750		—	$3,828,000

Eddie K. Schnopp	—	—	345,750	(2)	548,750	(2)	$2,780,850	$2,192,050

Dennis R. Roark	—	—	245,250		277,750		$2,113,815	$1,124,240

Randall H. Holliday	—	—	—		115,000		—	$301,600

(1)
Total value of exercisable and unexercisable options based on the market value of our common stock on December 31, 2001 ($10.41 per share).
(2)
Exercisable total includes 157,500 shares underlying options held by Ms. Koep; unexercisable total includes 271,000 shares underlying options held by Ms. Koep. Mr. Schnopp disclaims beneficial ownership of these shares.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT,
CHANGE-IN-CONTROL ARRANGEMENTS AND CERTAIN TRANSACTIONS

        William T. Yeates serves as our President and Chief Operating Officer under the terms set forth in a letter from Mr. Goldman. Pursuant to the letter, in addition to his salary and our standard employee benefits package, Mr. Yeates is eligible for a bonus based on the achievement of specific performance goals.

        Pursuant to the letter, Mr. Yeates was also granted non-qualified stock options to purchase an aggregate of 675,000 shares of our common stock. Of these, 450,000 options become exercisable over four years at the rate of 25% per year; the remaining 225,000 vested and became exercisable on December 31, 2001.

        In addition, we made certain loans to Mr. Yeates. A loan in the amount of $100,000, and additional loans to cover certain relocation expenses, do not accrue interest and will be forgiven on the third anniversary of Mr. Yeates' hire (i.e. on January 13, 2003) if he is still employed by us, or upon his death, permanent disability, or termination for other than cause. A separate loan in the amount of $660,000 bears interest at the rate of 5.5% per annum and is due and payable on January 13, 2004.

        Finally, if we experience a change in control, as defined in the letter to include certain mergers and other triggering events, Mr. Yeates will receive a one-time payment equal to twice his most recent salary and annual bonus, and up to 337,500 of his stock options will vest and become immediately exercisable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and Nasdaq. These persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of the copies of such forms that we received, or written representations from certain reporting persons, except as noted in the following sentence, we believe that during 2001 our officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements. The Form 3 filed for Mr. Melliar-Smith was not filed within the prescribed time, a late filing on Form 4 was made by Mr. Goldman relating to sales of Company securities which occurred in May 2000, and Form 5 filings for all officers and directors associated with their participation in and entitlements under the 2001 Deferred Compensation Plan (described below on page 18) were made on or about nine (9) days after the required deadline.

OTHER COMPENSATION ARRANGEMENTS

*  2001 CONTINGENT VESTING/EXERCISE OPTION GRANTS

        Summary of Contingent Vesting/Exercise Grants.    Based upon recommendations of consultants retained by the Compensation Committee, and acting in its capacity as administrator of our stock option Plans, the Compensation Committee recommended and approved the issuance of certain stock option grants, referred to as "Contingent Vesting/Exercise" option grants. Effective October 1, 2001, all employees (inclusive of executive officers) holding stock option grants which had an exercise price in excess of the then fair market value of the Company's stock, received a contingent vesting/exercise option grant at an exercise price of $5.77 (i.e. the closing price of the Company's stock on the date the option was granted). The number of shares granted under the contingent vesting/exercise option grant equal the number of shares under the option grant which had an exercise price in excess of the then fair market value of the Company's stock. Subject to the contingencies noted below, these option grants have a ten year term, and vest in full upon the third anniversary of the date of grant.

        Contingencies Relating to Vesting and Exercise.    Each option grant includes, as a reference point for contingent vesting and exercise timing, a stated price known per the terms of the option grant agreement as the "Trigger Price". The Trigger Price is unique to each individual recipient. Each individual's Trigger Price correlates to the applicable exercise price for any earlier granted stock options whose exercise price exceeded the market price of our common stock on October 1, 2001. For each of these "Contingent Vesting/Exercise" option grants, 100% of the shares vest on the earlier to occur of (i) the Trigger Date, which is the date when the average of the closing price for the Company's stock for twenty (20) consecutive trading days equals or exceeds the relevant Trigger Price, or (ii) the third anniversary of the date of grant.

        For each grant, the option expires on the earlier to occur of (i) six months plus one day following the Trigger Date, or (ii) the tenth anniversary of the date of grant. The shortened "six month plus one day" period for exercise associated with alternative (i) in the preceding sentence may go into effect at any time once a Trigger Date has occurred, even if the Trigger Date occurs after vesting of the option grant per alternative (ii) (i.e. vesting on the third anniversary of the date of grant) noted in the preceding paragraph.

*  2001 DEFERRED COMPENSATION PLAN

        Summary of Plan.    Based upon recommendations of the consultants retained by the Compensation Committee, as well as advice and counsel from outside legal and accounting personnel, the Compensation Committee recommended adoption of, and the Board of Directors approved the implementation of, the 2001 Deferred Compensation Plan. Under this Plan, full time employees (inclusive of executive officers) of the Company were eligible to make a irrevocable election to defer a percentage of base salary (not to exceed 50% of base salary) for the period commencing October 22, 2001 and continuing through October 20, 2002 (the "Deferral Period"). Under the Plan, a non-employee director of the Company could irrevocably elect to defer up to 100% of their director compensation (annual retainer plus fees) for meetings scheduled during the Deferral Period (i.e. four (4) regular meetings). In the event of any meetings of the Board of Directors during the Deferral Period in excess of the four (4) regular meetings scheduled at the outset of the Deferral Period, directors are to be paid meeting fees in cash.

        At the end of the Deferral Period, a participant's base salary returns to its original pre-deferral amount. For non-employee directors, payment of annual retainer and meeting fees returns to cash payments after the end of the Deferral Period.

        Effect of Deferral Election/Entitlement to Stock Units.    Each participant under the Plan (i.e. an individual electing to defer salary or director compensation), received "credit" at the start of the Deferral Period for a given number of Stock Units, based upon the dollar amount of salary/percentage of director compensation deferred. A Stock Unit is a bookkeeping entry that represents one fictional share of the Company's common stock. A Stock Unit is used as a device to determine the number of shares of common stock of the Company that will eventually be distributed to a participant. The total number of Stock Units credited to a participant has been determined using this formula:

Stock Unit = (compensation deferred / $6) × 2

        Stock Units have no voting rights, rights to dividends, or any other shareholder rights.

        Vesting in Stock Units.    Vesting in the credited Stock Units is tied to continued

employment with or service to the Company. One-half (50%) of the total Stock Units credited to a participant as of the start of the Deferral Period vest on a pro-rata basis during the Deferral Period. For employees, vesting of this 50% of total Stock Units is prorated weekly over the 52 weeks of the Deferral Period. For non-employee directors, vesting of their 50% of total compensation payable for full service during the Deferral Period is tied to months of service during the Deferral Period coupled with meetings attended during the Deferral Period.

        For both employees and non-employee directors who participate in the Plan, the other 50% of Stock Units which were credited to the individual at the start of the Deferral Period vests in full on the first day in January 2003 after the Company first releases its actual earnings for the fiscal year ending December 31, 2002. This earnings release date is referred to in the Plan as the "Payment Date".

        Distribution of Common Stock to Participants.    Assuming a participant is actively employed by or providing director service to the Company as of the Payment Date, the participant will receive whole shares of common stock of the Company equal to the equivalent number (i.e. 100%) of total Stock Units credited to and vested in the participant on the Payment Date. For example, if based upon the percentage of salary elected to be deferred, a participant has 10,000 Stock Units credited to their Stock Unit account, they would receive 10,000 shares of the Company's common stock on the Payment Date.

        In the event the employment of a participant (or service of a non-employee director) ends prior to the Payment Date, a distribution of a given number of whole shares of common stock will be made within thirty (30) days of the date of termination/end of service, based on the circumstances of termination of employment or ending of non-employee director service. If the relationship between the Company and the participant ends due to death, disability, or (for an employee) termination of employment by the Company for other than cause, the participant will receive a prorated number of shares of common stock per the vesting schedules noted above in "Vesting in Stock Units" computed based upon 100% of the Stock Units credited to the participant. If the relationship ends due to voluntary resignation, or due to termination of the relationship by the Company for cause, the participant will receive a prorated number of shares of common stock per the vesting schedules noted above in "Vesting in Stock Units" computed based upon 50% of the total Stock Units credited to the participant.

        Upon the ultimate distribution of common stock to a participant, the shares will be beneficially owned by the participant, unrestricted and may be sold or transferred at the discretion of the participant.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*

        The Compensation Committee consists of Mr. Jacoby, Dr. Brändli and Mr. Walters, each of whom is an independent, non-employee director. The Compensation Committee determines the cash portion of the Chief Executive Officer's salary, sets the range within which the other executive officers' salaries should vary and determines equity awards for all executive officers. Additionally, from time to time the Committee undertakes to retain outside compensation experts to review current compensation and equity award plans, and to make recommendations to the Board of Directors for the adoption of such additional equity plans, and for grants under such plans.

*
This section of the proxy statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate the section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

        Our executive compensation program is designed to attract, retain and motivate the senior executive talent necessary to effectively manage the Company. The program also aims to support the creation of stockholder value and is designed to make pay consistent with performance. When establishing salaries, bonuses and stock or equity awards for executive officers, the Compensation Committee considers the individual's role, leadership responsibilities and performance during the last year and the amount of compensation paid to executive officers in similar positions at companies that compete with us for executives.

        The Compensation Committee's belief historically has been that the Company's performance generally is reflected in its stock price. Therefore, the Company has generally paid base salaries and cash bonuses that have been in the lower half for executive officers at similar companies, but has supplemented cash compensation with equity awards that are tied to the performance of the Company's stock. However, commencing with the hiring of Mr. Yeates in early 2000, and of Mr. Holliday at the end of 2000, the Company has recognized the market realities of attracting and retaining experienced executives which require more competitive base salaries as an element of total executive compensation. The historical focus for long standing executives of an emphasis on the value of the Company's stock price, as well as the more recent trend of aligning base compensation for newly hired executive officers with current salary trends for executive officers of similar companies, has generally provided our executive officers with competitive overall pay packages.

        Notwithstanding the need for setting base pay for incoming executive officers at a rate more in line with competitive salaries, the Compensation Committee still believes that the incorporation of equity awards tied to the performance of the Company's stock is an essential element of overall pay packages. As such, periodic awards to executive officers of stock options continue to be offered when deemed appropriate by the Compensation Committee.

        During 2001, significant focus and attention was placed on evaluating overall employee compensation (including the compensation of executive officers). As part of that effort, the Compensation Committee retained the services of a compensation consulting firm to assist it in reviewing the compensation levels of Power One, Inc.'s executive officers, as well as the specific broadly based compensation and equity plans offered by the Company. Certain results of those efforts are described in more detail starting at page 17 of this Proxy Statement under the respective headings of "2001 CONTINGENT VESTING/EXERCISE OPTION GRANTS" and "2001 DEFERRED COMPENSATION PLAN". The Compensation Committee believes its efforts in 2001 helped to continue to align the interests of both the Company and its stockholders.

        The Compensation Committee may consider other forms of compensation, both short and long term, in addition to those described below, designed to link compensation with achieving financial targets.

        Base Salary.    The Compensation Committee set Mr. Goldman's salary for 2001. There was no increase in Mr. Goldman's base salary in 2001 compared to 2000. Similarly, no other executive officer received any increase in base salary in 2001 compared to their annualized salary in 2000.

        Management Bonus Plan.    Under our Management Bonus Plan, our executive officers can earn bonuses based on the Company's attaining specified EBITDA (earnings before interest, taxes, depreciation, amortization and acquisition-related charges) objectives during a particular fiscal year. Under this plan, which covers certain key employees (inclusive of executive officers), our executive officers can earn bonuses in amounts up to predetermined percentages of their base salaries. Mr. Goldman and Mr. Yeates are eligible to receive bonuses of up to 100% of their salaries. The remainder of our executive officers can earn bonuses of up to 80% of their salaries. Bonuses are based on actual EBITDA realized by the Company during any fiscal year as a percentage of planned EBITDA. Based on the Company's financial performance in 2001, none of our executive officers were awarded bonuses under the Management Bonus Plan for 2001, as indicated on the "Summary Compensation Table" on page 14.

        Discretionary Bonus Plan.    Under the Discretionary Bonus Plan, our executive officers can receive, at the sole discretion of the Compensation Committee, a bonus of up to 50% of their base salary. This bonus is based upon the Compensation Committee's determination of an individual's contribution to the Company in conjunction with the Company's (i) significantly exceeding projected earnings per share, (ii) having accelerated sales growth, (iii) executing acquisitions in an efficient manner, or (iv) achieving such other goals as the Board of Directors or the Compensation Committee may determine. The Compensation Committee did not award our executive officers any bonuses under the Discretionary Bonus Plan for 2001.

        Equity Based Compensation.    The Compensation Committee will provide long-term incentives linked to an increase in stock value by awarding stock options (at fair market value as of the date of grant) at times it believes are appropriate. Outstanding stock options of our executive officers, which were granted in 1996 and 1998, are exercisable in various increments on the second through seventh anniversaries of the date of grant, but such options may be exercisable on earlier dates if certain financial goals are met. In 1997, 1999 and 2000 we reached the applicable financial targets, and an additional 20% of each officer's outstanding options having provisions for earlier vesting became exercisable. All options granted after March 1, 1999 are exercisable in 25% increments over four years, unless otherwise approved by the Compensation Committee.

        In 2000 the Compensation Committee recommended, and the Board of Directors approved, an amendment to our Amended and Restated 1996 Stock Incentive Plan that allows the Chairman to grant options, other than to officers or directors, at fair market value within aggregate limits approved by the Compensation Committee. The aggregate limit established by the Compensation Committee for 2001 was 1.5 million options. Pursuant to this authorization, 801,100 were granted by the Chairman in 2001.

        The Deductibility of Executive Compensation.    Section 162(m) of the Internal Revenue Code does not permit us to deduct cash compensation in excess of $1 million paid to the Chief Executive Officer and the four other most highly compensated executive officers during any taxable year, unless such compensation meets certain requirements. We believe that our stock incentive plan and our Management Bonus Plan (as previously described) comply with the rules under Section 162(m) for treatment as performance-based compensation, allowing us to deduct fully compensation paid to executives under these plans. The 2001 Deferred Compensation Plan does not fall under the rules of Section 162(m) for treatment as performance-based compensation. Depending on the fair market value of our stock on the Payment Date under that plan, we may not be able to fully deduct compensation paid to executives under that plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No member of our Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                      Jon E.M. Jacoby, Chairman
                      Dr. Hanspeter Brändli
                      Jay Walters

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table presents certain information about beneficial ownership of our common stock as of March 15, 2002, by each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of our common stock, each director, each executive officer named in the Executive Officer Compensation table, and all directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

Name and Address of Beneficial Owner(1)	Number of Shares(2)	Percent of Total
Voting Trust(3)	10,172,808	12.9%
Stephens Group, Inc.(3)(4)	5,793,526	7.3%
Mellon Bank, N.A.	5,784,812	7.3%
Franklin Templeton Funds	4,265,491	5.4%
Steven J. Goldman	2,574,590	3.2%
Jon E.M. Jacoby(4)(7)	2,267,609	2.9%
David J. Hage	1,197,689	1.5%
Eddie K. Schnopp(5)	1,088,578	1.4%
Dennis R. Roark	1,061,224	1.3%
Brad W. Godfrey	563,314	*
William T. Yeates(6)	503,542	*
Kendall R. Bishop	79,650	*
Jay Walters	60,000	*
Hanspeter Brändli	30,000	*
Randall H. Holliday	15,425	*
Mark Melliar-Smith	10,000	*
All executive officers and directors as a group (12 persons)	9,451,621	11.6%

*
Less than 1%

(1)
The addresses for the listed beneficial owners are as follows for the Voting Trust, c/o James Sommers, Trustee, 2148 Rolston Road, Charlotte, North Carolina, 28207; for Stephens Group, Inc. and Jon E.M. Jacoby, 111 Center Street, Little Rock, Arkansas 72201; for Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258; for Franklin Templeton Funds, One Franklin Parkway, San Mateo, California 94403; for each other listed stockholder, c/o the Company, 740 Calle Plano, Camarillo, California 93012.

(2)
Includes options to exercise shares of common stock held by the following individuals, and all executive officers and directors as a group, that were exercisable on, or within 60 days after, March 15, 2002, as follows: Goldman 396,000; Jacoby 122,500; Hage 148,500; Schnopp 398,250 (see footnote (6)); Roark 271,500; Godfrey 136,500; Yeates 487,500; Bishop 60,000; Walters 60,000;

  Brändli 30,000; Holliday 12,500; Melliar-Smith 10,000; and all executive officers and directors as a group 2,133,250. Gives effect to the three-for-two and two-for-one splits of our common stock effected during 2000. Does not include or account for any shares allocable to any named participant who is deferring compensation under the 2001 Deferred Compensation Plan, which plan is described in greater detail starting at page 18 of this Proxy.

(3)
The Voting Trust is administered by Mr. James Sommers, Trustee. The trustee exercises sole voting power over the trust's shares, and is required to vote such shares "for" or "against" proposals submitted to our stockholders in the same proportion as the votes cast "for" and "against" such proposals by all other stockholders, excluding abstentions. The Voting Trust will expire on the earlier of June 7, 2008, or the occurrence of certain events related to Stephens Inc.'s status as an affiliate of us.

(4)
Stephens Group, Inc. has contributed its shares to a voting trust described in Note 3. Certain stockholders, directors, officers and related entities of Stephens Group, Inc. own an additional 5,314,611 shares, of which 4,379,282 have been contributed to the Voting Trust. Mr. Jacoby is a director and an officer of Stephens Group, Inc. and its affiliate, Stephens Inc.

(5)
Includes 349,966 shares owned by Ms. Koep, 12,148 shares owned by a trust for the benefit of Mr. Schnopp's children, and options to exercise shares of common stock that were exercisable on, or within 60 days after, March 15, 2002, in the amount of 183,750. Mr. Schnopp disclaims beneficial ownership of such shares.

(6)
Includes 675,000 shares which vested on January 22, 2002, under the Contingent Vesting/Exercise Option Grant issued to Mr. Yeates on October 1, 2001.

(7)
Includes 295,451 shares owned by Jacoby Enterprises, Inc. and 283,544 shares owned by Coral Two Corporation, which have all been contributed to the Voting Trust and as to which Mr. Jacoby has sole power of disposition, subject to certain transfer restrictions in the voting trust agreement, and the voting trust has sole power to vote; also includes 30,566 shares owned by Delaware Charter Guarantee & Trust F/B/O Jon E.M. Jacoby Keogh as to which Mr. Jacoby has sole power of disposition and sole power to vote; also includes the following shares as to which Mr. Jacoby disclaims beneficial ownership: 200,001 shares owned by Warren and Harriet Stephens Children's Trust UID 9/30/87, 245,322 shares owned by Nicholas M. Stephens Trust AAAA, 245,322 shares owned by Caroline A. Stephens Trust AAAA and 245,323 shares owned by JT Stephens III Trust AAAA, which have been contributed to the voting trust and as to which Mr. Jacoby, as sole trustee, has sole power of disposition, subject to certain transfer restrictions in the voting trust agreement, and the voting trust has sole power to vote; and includes 88,208 shares owned by Grandchild's Trust One UID 12/16/85, 88,208 shares owned by Grandchild's Trust Two UID 12/16/85, 88,208 shares owned by Grandchild's Trust Three UID 12/89, 45,000 shares owned by Susan Stephens Campbell 1995 Trust UID 12/4/95, 45,000 shares owned by Craig D. Campbell, Jr. 1995 Trust UID 12/4/95 and 45,000 shares owned by Elizabeth Chisum Campbell 1995 Trust UID 12/4/95, as to which Mr. Jacoby, as a co-trustee, has shared power to vote and shared power of disposition; and includes 48,408 shares owned by Etablissement Landeco Vaduz, as to which Mr. Jacoby has shared power of disposition and no power to vote pursuant to a power of attorney granted to Mr. Jacoby. Does not include shares owned by Stephens Group, Inc. or other of its related persons or entities, except as mentioned in this footnote.

STOCK PERFORMANCE GRAPH

        The following compares the cumulative total stockholder return on a $100 investment in our common stock with the cumulative total return of a $100 investment in the Standard & Poors 500 Index, the Russell 2000 Index and the Nasdaq Stock Market, each for the period from September 30, 1997 (the day our common stock commenced trading) through December 31, 2001. The total return on the common stock is measured by dividing the difference between the common stock price at the end and the beginning of the measurement period by the common stock price at the beginning of the measurement period.

        The Standard & Poors 500 Index, Russell 2000 Index and Nasdaq Stock Market are intended to provide a relevant comparison of total annual return in the time period (through December 31, 2001) in which our common stock has been publicly traded.

CUMULATIVE TOTAL RETURN
Based on investment of $100 beginning September 30, 1997*

*
This section of the proxy statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate the section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

OTHER INFORMATION

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Jacoby, who is a member of the Board of Directors and the Compensation Committee, serves as an officer of Stephens Group, Inc., our largest stockholder, and Stephens Inc., a financial advisor to us and an affiliate of Stephens Group, Inc. During the fiscal year, we paid Stephens Inc. $79,000 for financial advisory services. We expect to pay Stephens Inc. for additional financial advisory services that it has or may perform for us during 2002. All compensation paid to Stephens Inc. has been on terms that we believe to be fair and reasonable for the services performed.

        Several of our executive officers maintain individual brokerage accounts with Stephens, Inc. In addition, from time to time Stephens Group, Inc. has made opportunities available to Mr. Goldman to invest in various private partnerships. None of Mr. Goldman's investments made in these circumstances via the Stephens Group, Inc., individually or in the aggregate, have been material to him.

FINANCIAL AND OTHER INFORMATION

Our Annual Report for the fiscal year ended December 31, 2001, including financial statements, is being sent to stockholders of record as of the close of business on or about April 4, 2002 together with this Proxy Statement. We will furnish, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission, to any stockholder who submits a written request to our Corporate Secretary at the address set forth on the cover of this Proxy Statement.

OTHER MATTERS

The Board of Directors knows of no other matters that have been submitted on a timely basis for voting at this Annual Meeting. If any other matters come before the stockholders at this Annual Meeting, the persons named on the enclosed Proxy card intend to vote the shares they represent as the Board of Directors may recommend.

                      By Order of the Board of Directors,

                      Randall H. Holliday
                       Secretary

Camarillo, California
April 4, 2002

EXHIBIT A
POWER-ONE, INC. PROXY STATEMENT

This Exhibit A to the Power-One, Inc. Proxy Statement presents the portion of the Power-One, Inc. Amended and Restated 1996 Stock Incentive Plan which is directly relevant to and to be amended by the adoption of Proposal 2 of the Proxy Statement.

7.    NON-EMPLOYEE DIRECTOR OPTIONS.

        7.1    Participation.    Awards under this Article 7 shall be made only to Non-Employee Directors and shall be evidenced by Award Agreements substantially in the form of Exhibit A hereto.

        7.2    Option Grants.

          7.2.1    Time of Initial Award.    Subject to Section 7.2.5, if any person who is not, immediately prior to his or her appointment or election, an officer or employee of the Company shall become a Non-Employee Director of the Corporation after May 14, 2002, there shall be granted automatically to such person (without any action by the Board or Committee) a NQSO, the Award Date of which shall be the date such person takes office, to purchase 30,000 shares of Common Stock, unless the Board otherwise provides in advance of such appointment or election.

          7.2.2    Subsequent Annual Awards.    Subject to Section 7.2.5, each Non-Employee Director shall be granted automatically (without any action by the Committee or the Board) a NQSO to purchase 10,000 shares of Common Stock immediately following each annual stockholders meeting during the term of this Plan commencing with the calendar year 2003; provided, however, that a Non-Employee Director shall be granted an Option pursuant to this Section 7.2.2 with respect to a particular annual stockholders meeting only if (i) the Non-Employee Director continues in office after such annual stockholders meeting, and (ii) the Non-Employee Director has served on the Board for not less than 180 days prior to the first day of the month in which such annual stockholders meeting occurs. The Award Date of each such NQSO shall be the date of the related annual stockholders meeting.

          7.2.3    Annual Committee Member Awards.    Immediately following each annual stockholders meeting during the term of this Plan commencing with the calendar year 2002 and subject to Section 7.2.5, each Non-Employee Director then continuing in office and who then serves as a member of either the Audit Committee of the Board or the Compensation Committee of the Board shall be granted automatically (without any action by the Committee or the Board) a NQSO to purchase 5,000 shares of Common Stock immediately following such annual stockholders meeting. A Non-Employee Director who is a member of both the Audit and Compensation Committees shall be eligible for two grants under this Section 7.2.3—one grant with respect to the director's membership on each such committee. The Award Date of each NQSO granted pursuant to this Section 7.2.3 shall be the date of the related annual stockholders meeting.

          7.2.4    Special 2002 Award.    Subject to Section 7.2.5, each Non-Employee Director continuing in office after the Company's 2002 annual stockholders meeting shall be granted automatically (without any action by the Committee or the Board) a NQSO to purchase 30,000 shares of Common Stock immediately following such annual stockholders meeting. The Award Date of each such NQSO shall be the date of the 2002 annual stockholders meeting.

          7.2.5    Maximum Number of Options/Shares.    Grants pursuant to this Section 7.2 that would otherwise exceed the maximum number of shares under Section 1.4.1(a) shall be prorated within such limitation.

        7.3    Option Price.    The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 7.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Article 7 shall be paid in full at the time of each purchase in cash or by check or in Shares valued at their Fair Market Value on the date of exercise of the Option, or partly in such Shares and partly in cash, provided that any Shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise unless the Board otherwise permits. In addition, an Option granted under this Article 7 may be exercised and payment can be made in accordance with the cashless exercise provisions contained in Section 1.8.

        7.4    Option Period and Exercisability.    Subject to other terms as may be made applicable to Options granted under Section 7.7, each Option granted under this Article 7 and all rights or obligations thereunder shall expire ten years after the Award Date and shall be subject to earlier termination as provided below. Each Option granted under Section 7.2.1 or 7.2.4 shall become exercisable as to 33 1/3% of the total number of shares subject thereto on each of the following dates: (i) the earlier of the first anniversary of the Award Date or the annual stockholders meeting that occurs in the year following the year of the Award Date, (ii) the earlier of the second anniversary of the Award Date or the annual stockholders meeting that occurs in the second year following the year of the Award Date, or (iii) the earlier of the third anniversary of the Award Date or the annual stockholders meeting that occurs in the third year following the year of the Award Date; in each case subject to Sections 7.5 and 7.6. Subject to Sections 7.5 and 7.6, each Option granted under Section 7.2.2 or 7.2.3 shall become exercisable as to 100% of the total number of shares subject thereto on the earlier of the first anniversary of the Award Date or the annual stockholders meeting that occurs in the year following the year of the Award Date.

        7.5    Termination of Directorship.    If a Non-Employee Director's services as a member of the Board terminate for any reason other than upon or because of an Event, any portion of an Option granted pursuant to this Article 7 which is not then exercisable shall terminate. Subject to Section 7.6, any portion of the Option which is then exercisable may be exercised for one year after the termination of service in the case of a termination because of death, Total Disability, or Retirement, or for three months after the date of termination of service in all other cases, and shall then terminate, but in no event may the Option be exercised after the expiration of the stated ten-year term of the Option. If a Non-Employee Director's services as a member of the Board terminate upon or because of an Event, an Option granted pursuant to this Article 7 and then held by such Participant may (as provided in or pursuant to Section 7.6) immediately become and, subject to Section 7.6, remain exercisable for three months after the date of such termination or until the expiration of the stated term of the Option, whichever first occurs, and shall then terminate.

        7.6    Adjustments; Acceleration; Termination.    Options granted under this Article 7 will be subject to adjustments, acceleration, and termination as provided in Section 8.2, but only to the extent that such adjustment and any Board or Committee action in respect thereof in the case of an Event is effected pursuant to the terms of a reorganization agreement approved by the stockholders of the Corporation or is otherwise consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation (or, if there are none, consistent in respect of the underlying Shares, with the effect on or rights offered to stockholders generally). To the extent that any Option granted under this Article 7 is not exercised prior to a dissolution of the Corporation or a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of this Plan can be) made for the assumption, conversion, substitution or exchange of the Option, the

Option will terminate upon the occurrence of the event. The Participant, however, shall be entitled to the benefits of any alternative settlement of the Option in such circumstances, as contemplated by Section 8.2.

        7.7    Non-Citizen Non-Employee Directors.    Notwithstanding anything in Section 7.2 to the contrary, grants of Options to Non-Employee Directors who are non-citizens and non-residents of the United States (a "Non-Citizen Non-Employee Director") shall not be automatic and shall be made in accordance with this Section 7.7. Any Non-Citizen Non-Employee Director shall either be granted the same Options by the Committee as are granted to Non-Employee Directors pursuant to Section 7.2, or the Committee or the Board shall authorize the Board of Directors of any Subsidiary to grant Options for the purpose and on terms and conditions that are substantially equivalent to those provided in Section 7.2; provided, however, that the Board, Committee, or Board of Directors of a Subsidiary, as applicable, may determine that one or more grants of such Options to a Non-Citizen Non-Employee Director shall be on terms that are more restrictive to the director than the terms set forth above in this Article VII with respect to Non-Employee Director Option grants generally (for example, and without limitation, Option grants to a Non-Citizen Non-Employee Director may be granted with a maximum term of less than ten years, and/or a longer vesting schedule than the schedule contemplated by Section 7.4).

        7.8    Prior Option Grants.    Options granted under this Article 7 prior to this restatement of the Plan shall be governed by the provisions of this Article 7 as previously in effect. If Options are granted pursuant to Section 7.2.4 in connection with the 2002 annual stockholders meeting, Non-Employee Directors who are elected at and/or who continue in office after such meeting shall have no right to any Option grant in connection with such meeting pursuant to Sections 7.2.1 and 7.2.2 nor under the provisions of those sections as in effect prior to this restatement of this Plan.

Appendix 1

POWER-ONE, INC

AMENDED AND RESTATED

1996 STOCK INCENTIVE PLAN

(As Amended and Restated January 25, 2002)

i

5.	STOCK BONUSES, OTHER CASH OR STOCK PERFORMANCE-BASED AWARDS, DEFERRED PAYMENTS AND DIVIDEND EQUIVALENT RIGHTS		8
	5.1	Grants of Stock Bonuses	8
	5.2	Other Performance-Based Awards	8
	5.3	Deferred Payments	9
	5.4	Dividend Equivalent Rights	9
6.	STOCK UNITS		9
	6.1	Grants	9
	6.2	Other Provisions	9
7.	NON-EMPLOYEE DIRECTOR OPTIONS.		10
	7.1	Participation	10
	7.2	Option Grants	10
	7.3	Option Price	11
	7.4	Option Period and Exercisability	11
	7.5	Termination of Directorship	11
	7.6	Adjustments; Acceleration; Termination	11
	7.7	Non-Citizen Non-Employee Directors	12
	7.8	Prior Option Grants	12
8.	OTHER PROVISIONS		12
	8.1	Rights of Eligible Persons, Participants and Beneficiaries	12
	8.2	Adjustments; Acceleration; Possible Early Termination of Awards	13
	8.3	Termination of Employment	14
	8.4	Compliance With Laws	15
	8.5	Tax Withholding	15
	8.6	Amendment, Termination and Suspension	15
	8.7	Privileges of Stock Ownership	16
	8.8	Effective Date of the Plan	16
	8.9	Term of the Plan	16
	8.10	Governing Law/Construction/Severability	16
	8.11	Captions	17
	8.12	Non-Exclusivity of Plan	17
9.	DEFINITIONS		17
	9.1	Definitions	17

ii

POWER-ONE, INC.
AMENDED AND RESTATED
1996 STOCK INCENTIVE PLAN

(As Amended and Restated January 25, 2002)

1.    THE PLAN.

        1.1  Purpose.    The purpose of this Power-One, Inc. Amended and Restated 1996 Stock Incentive Plan (referred to herein as the "Plan" and formerly known as the Power-One, Inc. 1996 Stock Incentive Plan) is to promote the success of the Company by providing equity incentives to attract, motivate and retain key personnel and to attract, motivate and retain experienced and knowledgeable non-employee directors. Capitalized terms are defined in Article 9.

        1.2  Administration.

          1.2.1    Committee.    This Plan shall be administered by and all awards to Eligible Persons shall be authorized by the Committee, acting by a majority vote or by written consent of its members. The Committee may delegate ministerial, non-discretionary functions to third parties, including officers or employees of the Company, except as specifically provided in this Plan. Further, the Committee may delegate (i) to the Chief Executive Officer, for so long as such officer is a director, the ability to grant options of limited amount and in specific circumstances, as set forth in this Plan, or (ii) to the Board of Directors of any Subsidiary the ability to grant Options to a Non-Citizen Non-Employee Director in accordance with Section 7.7 of the Plan.

          1.2.2    Powers of Committee.    Subject to the express provisions of this Plan, the Committee shall have the authority:

            (a)  to determine from among those persons eligible, the particular Eligible Persons who will receive Awards; provided that with respect to the grant of an option to an individual who is not an officer or director, the determination of an Eligible Employee and the number of shares to be covered by an option may be determined by the Chairman of the Board; and provided further, that (i) the maximum number of shares that may be granted under stock options by the Chairman of the Board in each fiscal year shall be limited to an aggregate amount determined by the Compensation Committee, (ii) options granted by the Chairman of the Board may only be granted pursuant to the standard and appropriate grant agreements of the Company, (iii) no grant shall be issued below Fair Market Value, and (iv) no grant shall be made retroactively;

            (b)  to grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards; provided that with respect to the grant of an option by the Chairman of the Board as permitted by Section 1.2.2(a), all of the actions described in this paragraph may be exercised by the Chairman of the Board, so long as such officer is serving as a director of the Corporation, If such grants are made by the Chairman of the Board, he shall place a memorandum in the records of the Compensation Committee setting forth the names of the person being granted options, the number of options, and the date of grant. All such grants shall be communicated in writing to the Compensation Committee on a monthly basis;

            (c)  to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

1

            (d)  to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

            (e)  to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 8.6;

            (f)    to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum term of Awards under Section 1.9;

            (g)  to determine the effect, in any, on a Participant's rights during or following a leave of absence; and

            (h)  to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

        Notwithstanding the foregoing, the provisions of Article 7 relating to Non-Employee Director Awards shall be automatic (except as provided therein) and, to the maximum extent possible, self-effectuating.

          1.2.3    Binding Determinations; Reliance.    Any action taken by, or inaction of, the Corporation, the Board or the Committee relating to or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction. In making any determination or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of counsel, accountants and other experts or professional advisors to the Company and such determination shall be conclusive.

          1.2.4    Committee Membership.    Subject to the requirements of the definition of Committee contained in Article 9, the Board may, at any time (a) change the number of members of the Committee, (b) remove from membership on the Committee all or any of its members, (c) fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise, or (d) change or assume the administration of this Plan.

          1.2.5    Awards to Committee Members.    Any Award issued to a member of the Committee (other than under Article 7) shall be subject to approval or ratification by the Board.

        1.3  Participation.    Awards other than under Article 7 may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards.

        1.4  Shares Subject to the Plan.

          1.4.1    Shares.    Subject to the provisions of Section 8.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The Shares may be delivered for any lawful consideration.

            (a)  Aggregate Limit.    The maximum number of Shares subject to outstanding Awards granted to Eligible Persons under this Plan and available for additional Awards under this Plan shall equal 2,000,000 plus 20% of the difference between (i) the number of Shares outstanding on each December 31 beginning on December 31, 1997 and (ii) the largest number of Shares outstanding on any previous December 31; provided, however, that the

2

    above equation shall never result in a decrease in the maximum number of shares available under this Plan.

            (b)  ISO Limit.The maximum number of Shares that may be delivered pursuant to ISOs granted to Eligible Persons under this Plan shall not exceed 1,000,000 Shares.

            (c)  Individual Limit.    The maximum number of Shares subject to those Options, Stock Appreciation Rights and other Awards payable in Shares or alternatively in Shares or cash that are granted during any calendar year to any one individual shall be limited to 500,000.

            (d)  Adjustment.    Each of the foregoing specific Share limits in this Section 1.4.1 shall be subject to adjustment as contemplated by Section 1.4.2 and Section 8.2.

          1.4.2    Calculation of Available Shares and Replenishment.    If any Option, Stock Appreciation Right, or other right to acquire Shares under or receive cash or Shares in respect of an Award lapses or terminates without having been exercised in full, or any Shares subject to a Restricted Stock Award or other Award do not vest or are not delivered, the unpurchased, unvested or undelivered Shares will again be available for purposes of this Plan. The foregoing sentence does not apply to any Shares withheld under Section 8.5.

        1.5  Grant of Awards.    Subject to the express provisions of this Plan, the Committee, and only to the extent permitted by Section 1.2.2, the Chief Executive Officer of the Corporation, will determine the Eligible Persons to whom Awards will be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in addition to matters addressed in Section 1.2.2, the specific objectives, goals and performance criteria that further define the terms of any performance-based award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth or may incorporate by reference the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan. Unless a later date is specified by the Committee in the applicable Award Agreement, the grant of an Award is made on the Award Date.

        1.6  Exercise of Awards.    An exercisable Award will be deemed to be exercised when the Secretary of the Corporation receives an executed Exercise Agreement from the Participant, together with payment of any required Purchase Price in accordance with Section 1.7, 1.8, or 7.3, as the case may be. Awards of Shares are exercisable only for and payable only in whole shares. Fractional shares will be disregarded for all purposes under this Plan.

        1.7  Payment Forms.    The Purchase Price of each Award (if any) must be paid in full at the time of each purchase in one or a combination of the following methods, to the extent authorized by the Committee or set forth in the Award Agreement: (a) cash or cashier's check payable to the Corporation, (b) if the Committee approves, a Note, or (c) by Shares already owned by the Participant, subject to any conditions (including holding periods) that the Committee may impose. Any Shares delivered that were initially acquired upon exercise of an Award must have been owned by the Participant at least six months as of the date of delivery. Shares used to satisfy the Purchase Price or (if authorized by the Committee) applicable tax withholding will be valued at their Fair Market Value on the exercise or purchase date.

        1.8  Cashless Exercises.    Award Agreements may also provide that an Option or similar right may be exercised and payment can be made by delivering a properly executed exercise notice to the Corporation, together with irrevocable instructions to a bank or broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the Purchase Price and, unless otherwise provided by the Committee, any applicable tax withholding under Section 8.5. The date of exercise will be deemed to be the date the Corporation receives the proceeds.

3

        1.9  Award Period.    Any Option, Stock Appreciation Right, or similar right shall expire and other Awards shall either vest or be forfeited not more than 10 years after the date of grant; provided, however, that any right to payment of cash or delivery of stock that has vested pursuant to an Award may be delayed until a future date if specifically authorized by the Committee in writing.

        1.10 No Transferability; Limited Exception to Transfer Restrictions.

          1.10.1    Limit on Exercise and Transfer.    Unless otherwise expressly provided in (or pursuant to) this Section 1.10, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

          1.10.2    Exceptions.    The Committee may permit Awards to be exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, ISOs and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

          1.10.3    Further Exceptions to Limits on Transfer.    The exercise and transfer restrictions in Section 1.10.1 shall not apply to:

            (a)  transfers to the Corporation,

            (b)  the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

            (c)  transfers pursuant to a QDRO order if approved or ratified by the Committee,

            (d)  if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

            (e)  the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

        1.11 Options Granted by Subsidiaries.    Notwithstanding anything in this Article 1 to the contrary, with respect to Options granted to a Non-Citizen Non-Employee Director by any Subsidiary pursuant to Section 7.7, the Board of Directors of such Subsidiary shall have all of the powers of the Committee specified in Section 1.2.2, and the Subsidiary and the Secretary thereof shall perform the responsibilities required to be performed by the Corporation and the Secretary of the Corporation contained in this Article 1.

2.    OPTIONS.

        2.1  Grants.    One or more Options may be granted under this Section 2 to any Eligible Person. Each Option granted shall be designated by the Committee as either a NQSO or an ISO, and such intent will be indicated in the Award Agreement. ISOs may be granted only to Eligible Persons who

4

are employed by the Corporation or a corporation that is a "parent" or "subsidiary" corporation within the meaning of Sections 424(e) and 424(f) of the Code, respectively.

        2.2  Option Price.    The Purchase Price per Share covered by each Option shall be determined by the Committee at the time of the Award. In the case of ISOs the Purchase Price per Share must be at least 100% (110% in the case of persons described in Section 2.6) of the Fair Market Value of the Shares on the Award Date and in all cases shall not be less than the minimum consideration required under applicable law.

        2.3  Option Period.    Subject to Section 1.9, each Option will expire on a date determined by the Committee, but not later than 10 years after the Award Date, and will be subject to earlier termination as set forth in this Plan or the Award Agreement.

        2.4  Exercise of Options.    An Option may become exercisable, in whole or in part, on the date or dates specified in the Award Agreement and thereafter will remain exercisable until the earlier of the expiration or termination of the Option, or as otherwise set forth in this Plan or the related Award Agreement. At least 100 Shares must be purchased at one time unless the number purchased is the total number at the time available for purchase under the Option.

        2.5  Limitations on Grant of ISOs.

          2.5.1    $100,000 Limit.    To the extent that the aggregate "Fair Market Value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as NQSOs. For this purpose, the "Fair Market Value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares are to be treated as shares acquired pursuant to the exercise of an ISO.

          2.5.2    Other Code Limits.    ISOs may only be granted to employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code and shall include such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as defined in Section 422 of the Code.

        2.6  Limits on 10% Holders.    No ISO may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) Shares possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the Purchase Price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

        2.7  Option Repricing/Cancellation and Regrant/Waiver.    Subject to Section 1.4 and Section 8.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article 2 by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

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        2.8  Options and Rights in Substitution for Stock Options Granted by Other Corporations.    Options and Stock Appreciation Rights may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the other entity.

3.    STOCK APPRECIATION RIGHTS.

        3.1  Grants.    In its discretion, the Committee may grant Stock Appreciation Rights to any Eligible Person either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. A Stock Appreciation Right granted concurrently with the grant of another Award may extend to all or a portion of the Shares covered by the related Award. A Stock Appreciation Right will entitle the Participant to holds the related Award, upon exercise of the Stock Appreciation Right and surrender of the related Award, or portion thereof, to receive payment of an amount determined pursuant to Section 3.3. Any Stock Appreciation Right granted in connection with an ISO shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

        3.2  Exercise of Stock Appreciation Rights.

          3.2.1    Exercisability.    Unless the Award Agreement or the Committee provides otherwise, a Stock Appreciation Right related to another Award shall be exercisable only at such time or times, and to the extent, that the related Award is exercisable.

          3.2.2    Effect on Available Shares.    Unless the Committee otherwise provides, to the extent that a Stock Appreciation Right is exercised, the number of Shares theretofore subject to a related Award shall be charged against the maximum number of Shares that may be issued pursuant to Awards. The number of Shares subject to the Stock Appreciation Right and the related Award will also be reduced by such number of shares. If a Stock Appreciation Right granted concurrently with an Award extends to fewer than all the Shares covered by the related Award, and if a portion of the related Award is subsequently exercised, the number of Shares subject to the unexercised Stock Appreciation Right will be reduced only to the extent that the remaining number of Shares covered by such related Award is less than the remaining number of Shares subject to the Stock Appreciation Right.

          3.2.3    Independent Stock Appreciation Right.    A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the applicable Award Agreement.

        3.3  Payment.

          3.3.1    Amount.    Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying:

            (a)  the difference obtained by subtracting the Purchase Price per share of Common Stock under the related Award (if applicable) or the initial base price or share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

            (b)  the number of Shares with respect to which the Stock Appreciation Right shall have been exercised.

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          3.3.2    Form of Payment.    The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in Shares (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in Shares and partly in cash, on a current or deferred basis as may be authorized by the Committee, consistent with the terms of this Plan. If the Committee permits the Participant to elect to receive cash or Shares (or a combination thereof) on such exercise, or to use Shares to pay any applicable withholding taxes payable, any such election shall be subject to such conditions as the Committee may impose.

        3.4  Limited Stock Appreciation Rights.    The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("Limited SARs") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other Stock Appreciation Rights or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the Stock Appreciation Right and a price based upon the Fair Market Value of the Shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

4.    RESTRICTED STOCK AWARDS.

        4.1  Grants.    The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of Shares to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.9. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

        4.2  Restrictions and Rights.

          4.2.1    Pre-Vesting Restraints.    Except as provided in Sections 4.1 and 1.10, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

          4.2.2    Dividend and Voting Rights.    Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividends and voting rights for all Shares issued even though they are not vested, provided that such rights shall terminate immediately as to any Restricted Shares that cease to be eligible for vesting.

          4.2.3    Cash Payments.    If the Participant shall have paid cash or other property in respect of the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash or other property shall be returned (with or without an earnings factor) as to any restricted Shares that cease to be eligible for vesting.

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        4.3  Return to the Corporation.    Unless the Committee otherwise expressly provides, restricted shares that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation as therein provided.

5.    STOCK BONUSES, OTHER CASH OR STOCK PERFORMANCE-BASED AWARDS, DEFERRED PAYMENTS AND DIVIDEND EQUIVALENT RIGHTS.

        5.1  Grants of Stock Bonuses.    The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus. Notwithstanding Section 1.9 and anything contained in Section 5.2 to the contrary, Awards pursuant to this Section 5.1 for past service need not include any minimum vesting requirement.

        5.2  Other Performance-Based Awards.

          5.2.1    General Provisions.    Without limiting the generality of the foregoing, and in addition to qualifying awards granted under other provisions of this Plan (i.e., Options or Stock Appreciation Rights granted with an exercise price not less than Fair Market Value at the applicable date of grant for Section 162(m) purposes to Eligible Persons who are either salaried employees or officers ("Presumptively Qualifying Awards")), other cash or stock-related performance-based awards, including "performance-based" awards within the meaning of Section 162(m) ("Performance-Based Awards"), whether in the form of restricted stock, performance stock, phantom stock, stock units, or Dividend Equivalent Rights, or other rights, whether or not related to stock values or appreciation, and whether payable in cash, Common Stock, or a combination thereof, may be granted under this Plan. If the Award (other than a Presumptively Qualifying Award) is intended as performance-based compensation under Section 162(m) and is not entitled to the benefits of Section 1.162-27(f) of the regulations thereunder, the vesting or payment thereof shall be based on the performance of the Company on a consolidated, segment, subsidiary, or division basis with reference to one or more of the following business criteria (the "criterion"): funds from operations, EBITDA, stock appreciation, total stockholder return, net earnings (before or after taxes), cash flow, return on equity or on assets or on net investment, or cost containment or reduction. To the extent so defined, these terms are used as applied under generally accepted accounting principles and in the Company's financial reporting. To qualify Awards as performance-based under Section 162(m), the applicable business criteria and specific performance goal or goals ("targets") must be established and approved by the Committee during the first 90 days of the year (or before one-quarter of the performance measurement period has elapsed, if such period exceeds one year) and while the performance relating to such targets remains substantially uncertain within the meaning thereof. The applicable performance measurement period may not be less than one nor (except as provided in Section 1.9) more than 10 years. The Committee is not, however, limited to the grant of this type of performance-based awards.

          5.2.2    Maximum Award.    Grants or awards under this Section 5.2 may be paid in cash or Shares or any combination thereof. In no event shall grants of stock-related Awards made in any calendar year to any Eligible Employee under this Plan relate to more than 500,000 Shares. In no event shall grants to any Eligible Employee under this Plan of Awards payable only in cash and not related to stock provide for payment of more than $5,000,000.

          5.2.3    Committee Certification.    Except as otherwise permitted to qualify as performance-based compensation under Section 162(m), before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the performance standard, target(s), and the other material terms of the Performance-Based Award were in fact satisfied.

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          5.2.4    Terms and Conditions of Awards.    The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2, including the authority to reduce Awards, to determine payout schedules and the extent of vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise. The Committee may provide that in the event a Participant terminates employment or service for any one or more reasons during any year, the Participant shall forfeit all rights to any Award for that year.

          5.2.5    Adjustments for Material Changes.    Performance goals or other features of an Award under this Section 5.2 may provide that they (a) shall be adjusted to reflect a change in corporate capitalization, a corporate transaction (such as a reorganization, combination, separation, or merger) or a complete or partial corporate liquidation, or (b) shall be calculated either without regard for or to reflect any change in accounting policies or practices affecting the Company and/or the business criteria or performance goals or targets, or (c) shall be adjusted for any other circumstances or event, or (d) any combination of (a) through (c), but only to the extent in each case that such adjustment or determination in respect of Performance-Based Awards would be consistent with the requirements of Section 162(m) to qualify as performance-based compensation.

        5.3  Deferred Payments.    The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for the crediting of benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

        5.4  Dividend Equivalent Rights.    In its discretion, the Committee may grant to any Eligible Person Dividend Equivalent Rights concurrently with the grant of any Option, Restricted Stock, Stock Unit, or other stock-based Award, on such terms as set forth by the Committee in the Award Agreement. Dividend Equivalent Rights shall be based on all or part of the amount of dividends declared on Shares and shall be credited as of the dividend payment dates, during the period between the date of grant (or such later date as the Committee may set) and the date the stock-based Award is exercised or expires (or such earlier date as the Committee may set), as determined by the Committee. Dividend Equivalent Rights shall be payable in cash or Shares, or (to the extent permitted by law) may be subject to such conditions, not inconsistent with Section 162(m) (in the case of Options or Stock Appreciation Rights, or other Awards intended to satisfy its conditions with respect to deductibility), as may be determined by the Committee.

6.    STOCK UNITS.

        6.1  Grants.    Subject to such rules and procedures as the Committee may establish from time to time, the Committee may, in its discretion, authorize a Stock Unit Award or the crediting of Stock Units pursuant to the terms of this Plan and any applicable deferred compensation plan maintained by the Corporation, permit an Eligible Person to irrevocably elect to defer or receive in Stock Units all or a portion of any Award hereunder, or may grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other Award under this Plan or any other stock option plan or deferred compensation plan of the Corporation. The specific terms, conditions and provisions relating to each Stock Unit grant or election, including the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable deferred stock Award Agreement and the applicable deferred compensation plan of the Company, in form substantially as approved by the Committee.

        6.2  Other Provisions.    The Committee shall determine, among other terms of a Stock Unit grant or Award, the form of payment of Stock Units, whether in cash, Shares, or other consideration (including any other Award) or any combination thereof, the valuation of the Stock Units or any

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non-cash payment for the purpose of the Award, and the applicable vesting and payout provisions of the Stock Units. The Committee in the applicable Award Agreement or the relevant deferred compensation plan of the Company may permit the Participant to elect the form and time of payout of the vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit Stock Unit offsets or other provision for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units.

7.    NON-EMPLOYEE DIRECTOR OPTIONS.

        7.1  Participation.    Awards under this Article 7 shall be made only to Non-Employee Directors and shall be evidenced by Award Agreements substantially in the form of Exhibit A hereto.

        7.2  Option Grants.

          7.2.1    Time of Initial Award.    Subject to Section 7.2.5, if any person who is not, immediately prior to his or her appointment or election, an officer or employee of the Company shall become a Non-Employee Director of the Corporation after May 14, 2002, there shall be granted automatically to such person (without any action by the Board or Committee) a NQSO, the Award Date of which shall be the date such person takes office, to purchase 30,000 shares of Common Stock, unless the Board otherwise provides in advance of such appointment or election.

          7.2.2    Subsequent Annual Awards.    Subject to Section 7.2.5, each Non-Employee Director shall be granted automatically (without any action by the Committee or the Board) a NQSO to purchase 10,000 shares of Common Stock immediately following each annual stockholders meeting during the term of this Plan commencing with the year 2003; provided, however, that a Non-Employee Director shall be granted an Option pursuant to this Section 7.2.2 with respect to a particular annual stockholders meeting only if (i) the Non-Employee Director continues in office after such annual stockholders meeting, and (ii) the Non-Employee Director has served on the Board for not less than 180 days prior to the first day of the month in which such annual stockholders meeting occurs. The Award Date of each such NQSO shall be the date of the related annual stockholders meeting.

          7.2.3    Annual Committee Member Awards.    Immediately following each annual stockholders meeting during the term of this Plan commencing with the year 2002 and subject to Section 7.2.5, each Non-Employee Director then continuing in office and who then serves as a member of either the Audit Committee of the Board or the Compensation Committee of the Board shall be granted automatically (without any action by the Committee or the Board) a NQSO to purchase 5,000 shares of Common Stock immediately following such annual stockholders meeting. A Non-Employee Director who is a member of both the Audit and Compensation Committees shall be eligible for two grants under this Section 7.2.3—one grant with respect to the director's membership on each such committee. The Award Date of each NQSO granted pursuant to this Section 7.2.3 shall be the date of the related annual stockholders meeting.

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          7.2.4    Special 2002 Award.    Subject to Section 7.2.5, each Non-Employee Director continuing in office after the Company's 2002 annual stockholders meeting shall be granted automatically (without any action by the Committee or the Board) a NQSO to purchase 30,000 shares of Common Stock immediately following such annual stockholders meeting. The Award Date of each such NQSO shall be the date of the 2002 annual stockholders meeting.

          7.2.5    Maximum Number of Options/Shares.    Grants pursuant to this Section 7.2 that would otherwise exceed the maximum number of shares under Section 1.4.1(a) shall be prorated within such limitation.

        7.3  Option Price.    The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 7.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Article 7 shall be paid in full at the time of each purchase in cash or by check or in Shares valued at their Fair Market Value on the date of exercise of the Option, or partly in such Shares and partly in cash, provided that any Shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise unless the Board otherwise permits. In addition, an Option granted under this Article 7 may be exercised and payment can be made in accordance with the cashless exercise provisions contained in Section 1.8.

        7.4      Option Period and Exercisability.    Each Option granted under this Article 7 and all rights or obligations thereunder shall expire ten years after the Award Date and shall be subject to earlier termination as provided below. Each Option granted under Section 7.2.1 or 7.2.4 shall become exercisable as to 33 1/3% of the total number of shares subject thereto on each of the following dates: (i) the earlier of the first anniversary of the Award Date or the annual stockholders meeting that occurs in the year following the year of the Award Date, (ii) the earlier of the second anniversary of the Award Date or the annual stockholders meeting that occurs in the second year following the year of the Award Date, or (iii) the earlier of the third anniversary of the Award Date or the annual stockholders meeting that occurs in the third year following the year of the Award Date; in each case subject to Sections 7.5 and 7.6. Subject to Sections 7.5 and 7.6, each Option granted under Section 7.2.2 or 7.2.3 shall become exercisable as to 100% of the total number of shares subject thereto on the earlier of the first anniversary of the Award Date or the annual stockholders meeting that occurs in the year following the year of the Award Date.

        7.5      Termination of Directorship.    If a Non-Employee Director's services as a member of the Board terminate for any reason other than upon or because of an Event, any portion of an Option granted pursuant to this Article 7 which is not then exercisable shall terminate. Subject to Section 7.6, any portion of the Option which is then exercisable may be exercised for one year after the termination of service in the case of a termination because of death, Total Disability, or Retirement, or for three months after the date of termination of service in all other cases, and shall then terminate, but in no event may the Option be exercised after the expiration of the stated ten-year term of the Option. If a Non-Employee Director's services as a member of the Board terminate upon or because of an Event, an Option granted pursuant to this Article 7 and then held by such Participant may (as provided in or pursuant to Section 7.6) immediately become and, subject to Section 7.6, remain exercisable for three months after the date of such termination or until the expiration of the stated term of the Option, whichever first occurs, and shall then terminate.

        7.6      Adjustments; Acceleration; Termination.    Options granted under this Article 7 will be subject to adjustments, acceleration, and termination as provided in Section 8.2, but only to the extent that such adjustment and any Board or Committee action in respect thereof in the case of an Event is effected pursuant to the terms of a reorganization agreement approved by the stockholders of the Corporation or is otherwise consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation (or, if there are none, consistent in respect of the

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underlying Shares, with the effect on or rights offered to stockholders generally). To the extent that any Option granted under this Article 7 is not exercised prior to a dissolution of the Corporation or a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of this Plan can be) made for the assumption, conversion, substitution or exchange of the Option, the Option will terminate upon the occurrence of the event. The Participant, however, shall be entitled to the benefits of any alternative settlement of the Option in such circumstances, as contemplated by Section 8.2.

        7.7      Non-Citizen Non-Employee Directors.    Notwithstanding anything in Section 7.2 to the contrary, grants of Options to Non-Employee Directors who are non-citizens and non-residents of the United States (a "Non-Citizen Non-Employee Director") shall not be automatic and shall be made in accordance with this Section 7.7. Any Non-Citizen Non-Employee Director shall either be granted the same Options by the Committee as are granted to Non-Employee Directors pursuant to Section 7.2, or the Committee or the Board shall authorize the Board of Directors of any Subsidiary to grant Options for the purpose and on terms and conditions that are substantially equivalent to those provided in Section 7.2; provided, however, that the Board, Committee, or Board of Directors of a Subsidiary, as applicable, may determine that one or more grants of such Options to a Non-Citizen Non-Employee Director shall be on terms that are more restrictive to the director than the terms set forth above in this Article VII with respect to Non-Employee Director Option grants generally (for example, and without limitation, Option grants to a Non-Citizen Non-Employee Director may be granted with a maximum term of less than ten years, and/or a longer vesting schedule than the schedule contemplated by Section 7.4).

        7.8      Prior Option Grants.    Options granted under this Article 7 prior to this restatement of the Plan shall be governed by the provisions of this Article 7 as previously in effect. If Options are granted pursuant to Section 7.2.4 in connection with the 2002 annual stockholders meeting, Non-Employee Directors who are elected at and/or who continue in office after such meeting shall have no right to any Option grant in connection with such meeting pursuant to Sections 7.2.1 and 7.2.2 nor under the provisions of those sections as in effect prior to this restatement of this Plan.

8.    OTHER PROVISIONS.

        8.1      Rights of Eligible Persons, Participants and Beneficiaries.

          8.1.1    No Binding Commitment.    Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to any Eligible Person or to Eligible Persons generally.

          8.1.2    No Employment Contract.    Nothing contained in this Plan (or any documents relating to this Plan or to any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the services or employment of such person, with or without cause, but nothing in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

          8.1.3    Plan Not Funded.    Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including Shares, except as expressly otherwise provided) of the Company by reason of any Award. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or

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  be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

        8.2  Adjustments; Acceleration; Possible Early Termination of Awards.

          8.2.1    Adjustments.    If the outstanding Shares are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation or of another issuer, or if additional Shares or new or different securities are distributed with respect to the outstanding Shares, through a reorganization or merger to which the Corporation is a party, or through a combination, consolidation, spin off, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate adjustment will be made in the number and kind of Shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards, the Purchase Price of outstanding Awards, performance criteria under outstanding Awards (subject to Section 5.2 and 8.10.3) and the numerical share limits set forth in Section 1.4, 5.2.2 and Article 7. In any of such events, the Committee may take such action sufficiently prior to such event if necessary or deemed appropriate to permit the Participants to realize the benefits intended to be conveyed with respect to the underlying shares on substantially the same terms as are available to stockholders generally.

          8.2.2    Acceleration of Awards Upon Certain Events.    Subject to the exceptions noted below, (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) each Restricted Stock Award shall immediately vest free of restrictions, (iii) each Award under Article 5 shall become payable to the Participant, and (iv) the number of Shares covered by each Stock Unit Account shall be issued to the Participant:

            (a)  immediately prior to the occurrence of an Event, unless the Committee determines prior to such Event that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration; or

            (b)  immediately prior to the termination by the Company of a Participant's employment or services for any reason other than for Cause (1) within two years after the occurrence of an Event with respect to which vesting has not been accelerated pursuant to Section 8.2.2(a), or (2) within 90 days prior to an Event and in express contemplation of the Event.

The Committee may override the limitations on acceleration in this Section 8.2.2 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code. Any discretion with respect to these events shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

          8.2.3    Possible Early Termination of Awards.    If any Option or other right to acquire Common Stock under this Plan (except as provided under Article 7 with respect to Non-Employee Director Awards) has been fully accelerated pursuant to Section 8.2.2 but is not exercised prior to (a) a dissolution of the Corporation, or (b) an event described in Section 8.2.1 that the Corporation does not survive, or (c) the consummation of an event described in Section 8.2.1 involving an Event approved by the Board, such Option or right shall thereupon terminate, subject to any provision that has been expressly made by the Committee or the Board (through a plan of

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  reorganization approved by the Board or otherwise) for the survival, substitution, assumption, exchange or alternative settlement of the Option or right.

        8.3  Termination of Employment.

          8.3.1    Options.

            (a)  Any Option, to the extent not exercised, will terminate and become null and void upon a Participant's termination of employment or services with the Company, except as set forth in this Section 8.3 or otherwise expressly provided in the Award Agreement. All Options shall be subject to earlier termination under Section 2.3, and any and all rights under an Option, to the extent not exercised or vested, will expire immediately upon a Participant's termination of employment or services with the Company for Cause. The Committee shall be the sole judge of Cause.

            (b)  Unless otherwise expressly provided in the Award Agreement, a Participant will have the following time periods to exercise Options to the extent they are exercisable on the date of the Participant's termination of employment or services with the Company:

              (1)  If the Participant's employment or services with the Company terminates by any reason other than death, Total Disability or Cause, the Participant will have 90 days after the date of such termination to exercise any Option;

              (2)  If the Participant's employment or services with the Company is terminated for Cause, the Option shall lapse immediately upon such termination.

              (3)  If the Participant's employment or services with the Company terminates by reason of Total Disability, or if the Participant suffers a Total Disability within 90 days after a termination of service described in Section 8.3.1(b)(1), the Participant or the Participant's Personal Representative, as the case may be, will have 180 days after the date of Total Disability (or, if earlier, date of termination), to exercise any Option;

              (4)  If the Participant dies while employed by or while performing services to the Company, or within 90 days after a termination of service described in Section 8.3,1(b)(1) or 8.3.1(b)(3) above, the Participant's Beneficiary may exercise, at any time within 180 days after the date of the Participant's death (or, if earlier date of termination) any Option.

          8.3.2    Stock Appreciation Rights.    Each Stock Appreciation Right granted concurrently with an Award will have the same termination provisions and exercisability periods as the related Award. The termination provisions and exercisability periods of any Stock Appreciation Right granted independent of an Award will be established by the Committee.

          8.3.3    Restricted Stock Awards and Awards Under Article 5.    If a Participant's employment or services terminates for any reason, (a) Shares subject to the Participant's Restricted Stock Award will be terminated in accordance with the related Award Agreement to the extent such Shares have not become vested on the date of such termination; and (b) any Award granted to the Participant under Article 5 will be terminated in accordance with the related Award Agreement to the extent such Award has not become vested or payable on the date of such termination.

          8.3.4    Stock Units.    Each Deferred Stock Alternative Exercise Agreement or other Award Agreement in respect of Stock Units shall include the applicable benefit distribution and termination provisions for the grant or Award and shall specify the form of payment and may incorporate (to the extent applicable) any terms of this Plan, another Award and/or any other deferred compensation plan under which it is governed.

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          8.3.5    Adjustments to Exercisable Portion.    Notwithstanding the foregoing, if a Participant's employment or services with the Company terminates for any reason other than for Cause, the Committee may increase the portion of a Participant's Award exercisable to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, and extend the applicable periods of exercise, upon such terms as the Committee determines.

          8.3.6    Effect of Cessation of Subsidiary Status.    If an entity ceases to be a Subsidiary, such action will be deemed for purposes of this Plan to be a termination of services or employment of each Eligible Person of that entity who does not continue as an Eligible Person of the Corporation or another Subsidiary.

        8.4      Compliance With Laws.    This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of Shares and/or the payment of money or other benefits under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the judgment of the Committee, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

        8.5  Tax Withholding.

          8.5.1    Cash or Shares.    Upon any exercise, vesting, or payment of any Award or upon the disposition of Shares acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, the Corporation shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment in cash or by cashier's check payable to the Corporation of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of Shares under this Plan, the Committee may, in its sole discretion and at the time of the Award or thereafter, either require the Participant or grant to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

          8.5.2    Tax Loans.    The Corporation may, in its discretion and to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes which the Company may be required to withhold with respect to Shares received (or disposed of, as the case may be) pursuant to a transaction described in Section 8.5.1. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Corporation, under applicable law, may establish and such loan need not comply with the provisions of a "Loan" defined in Section 9.1.

        8.6  Amendment, Termination and Suspension.

          8.6.1    Amendment, Termination and Suspension.    The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

          8.6.2    Stockholder Approval.    Any amendment that would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities

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  that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, shall be subject to stockholder approval to the extent then required by Section 422 of the Code or applicable law, or deemed necessary or advisable by the Board.

          8.6.3    Amendments to Awards.    Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Award.

          8.6.4    Limitations on Amendments to Plan and Awards.    No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 8.2 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

        8.7  Privileges of Stock Ownership.    A Participant will not be entitled to the privilege of stock ownership as to any Shares not actually issued to the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to the date of issue.

        8.8  Effective Date of the Plan.    This Plan was originally effective as of February 23, 1996 and was amended and restated as of May 4, 1999. The Plan was originally approved by the stockholders of the Corporation on September 30, 1997.

        8.9  Term of the Plan.    Except as permitted by Section 1.9, no Award shall be granted under this Plan after February 22, 2006 (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award or defer payment of a vested Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

        8.10 Governing Law/Construction/Severability.

          8.10.1    Choice of Law.    This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of incorporation of the Corporation.

          8.10.2    Severability.    If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

          8.10.3    Plan Construction.

            (a)  It is the intent of the Corporation that transactions in and affecting Awards in the case of an Eligible Person or Participant who is or may be subject to Section 16 of the Exchange Act (a "Section 16 Person") satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent practicable shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

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            (b)  It is the further intent of the Company that Options or Stock Appreciation Rights with an exercise or base price not less than Fair Market Value on the date of grant and performance awards under Section 5.2 of this Plan that are granted to or held by a Section 16 Person shall qualify as performance-based compensation under Section 162(m), and this Plan shall be interpreted consistent with such intent.

        8.11 Captions.    Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference.

        8.12 Non-Exclusivity of Plan.    Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

9.    DEFINITIONS.

        9.1  Definitions.

          "Award"    means an award of any Option (which may be designated as a NQSO or an ISO and which may include as an incident thereto Stock Units), Stock Appreciation Right, Stock Unit, Restricted Stock, Stock Bonus, Deferred Stock Alternative, Performance-Based Award, Dividend Equivalent Rights, or deferred payment right, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

          "Award Agreement"    means a written agreement, approved by the Committee, setting forth the terms of an Award.

          "Award Date"    means the date upon which the Committee takes the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Awards under Article 7, the applicable date set forth therein.

          "Beneficiary"    means the person, persons, trust, or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

          "Board"    means the Board of Directors of the Corporation.

          "Cause"    means a determination by the Committee that the Participant: (a) has committed a material breach of the Participant's duties and responsibilities (other than as a result of incapacity due to a Total Disability); or (b) has been convicted of a felony, or entered a plea of guilty or nolo contendre with respect to such a crime; or (c) has violated any fiduciary duty or duty of loyalty owed to the Company; or (d) has been generally incompetent or grossly negligent in the discharge of the Participant's duties and responsibilities; or (e) has engaged or is engaging in immoderate use of alcoholic beverages or narcotics or other substance abuse; or (f) has violated in any material respect any of the Company's established employment policies in effect from time to time.

          "Code"    means the Internal Revenue Code of 1986, as amended from time to time.

          "Commission"    means the Securities and Exchange Commission.

          "Committee"    means the Compensation Committee appointed by the Board and consisting of two or more Board members or such greater number as may be required under applicable law. In the absence of such appointment, the Board shall be the Committee. Each of the members of the Committee, in respect of any decision at a time when the Eligible Person affected by the decision may be (or, in the Committee's judgment is likely to become) subject to Section 162(m), shall be an "outside director" within the meaning of Section 162(m) if the subject Award is intended as a

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  performance-based award for purposes of that section. In acting on any transaction with or for the benefit of a Section 16 Person, each acting member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, unless the Committee's action is approved or ratified by the Board in advance of the effective time of the action.

          "Common Stock"    means the Common Stock of the Corporation.

          "Company"    means, collectively, the Corporation and its Subsidiaries or the Corporation or any Subsidiary, as the context requires.

          "Corporation"    means Power-One, Inc., a Delaware corporation, and its successors.

          "Deferred Stock Alternative"    mean a deferred payment alternative payable in Shares or cash or other consideration, as determined by the Committee, based on the number of Stock Units credited to a Participant's Stock Unit Account.

          "Dividend Equivalent Right"    means a right authorized under Section 5.4 of this Plan.

          "Eligible Person"    means (subject to applicable limits under the Code in the case of ISOs) (a) an officer, director, or key employee of the Company, or (b) any Non-Employee Director or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee. A non-employee agent providing bona fide services to the Company (other than as an eligible advisor or consultant) may also be selected by the Committee as an Eligible Person if such agent's participation in this Plan would not adversely affect (x) the Corporation's eligibility to use Form S-8 to register under the Securities Act the offer and sale of shares issuable under this Plan by the Corporation or (y) the Corporation's compliance with any other applicable laws.

          "Event"    means any of the following:

            (a)  the dissolution or liquidation of the Corporation;

            (b)  a merger or consolidation, or other reorganization, with or into one or more entities that are not Subsidiaries, as a result of which 50% or more of the outstanding voting securities of either the surviving or resulting entity or its parent, as the case may be, immediately after the reorganization are not, and will not be, owned, directly or indirectly, by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization);

            (c)  the sale of substantially all of the Corporation's business and/or assets as an entirety to a person or entity that is not a Subsidiary;

            (d)  any "person" (as such term is used in Sections 13(d) and 14 (d) of the Exchange Act but excluding (1) any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder, and (2) any person or entity (including any successor) that is a beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 20% of the Corporation as of August 31,1997), becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

            (e)  during any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board and (without duplication in the case of

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    successors) persons whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least three-fourths of the Board members then still in office cease to constitute at least a majority of the Board.

          "Exchange Act"    means the Securities Exchange Act of 1934, as amended from time to time.

          "Exercise Agreement"    means a written agreement, approved by the Committee, setting forth the terms for the exercise of an Award.

          "Fair Market Value"    on any date shall mean:

            (a)  if the Shares are publicly traded: (1) if the Shares are listed or admitted to trade on a national securities exchange, the closing price of the Shares on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the Shares are so listed or admitted to trade, on such date, or, if there is no trading of the Shares on such date, then the closing price of the Shares as quoted on such Composite Tape on the next preceding date on which there was trading in such Shares; (2) if the Shares are not listed or admitted to trade on a national securities exchange, the last price for the Shares on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (3) if the Shares are not listed or admitted to trade on a national securities exchange and are not reported on the National Market Reporting System, the mean between the bid and asked price for the Shares on such date, as furnished by the NASD or a similar organization; or

            (b)  if the Shares are not publicly traded or the NASD or a similar organization does not furnish the mean between the bid and asked prices for the Shares on such date, the fair market value of a Share as determined by the Committee in good faith. Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

          "ISO"    means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions and is made under such circumstances and to such persons as may be necessary to comply with that section.

          "NQSO"    means an Option that is designated as a nonqualified stock option and shall include any Option intended to be an ISO that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

          "Non-Employee Director"    means a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

          "Non-Employee Director Participant"    means a Non-Employee Director who holds an outstanding Award under the provisions of Article 7.

          "Note"    means a promissory note approved by the Committee evidencing a loan from the Corporation to the Eligible Person of an amount equal to the Purchase Price of an Award. Any Note shall be subject to the following terms:

            (a)  The principal of the Note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of such Award, and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

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            (b)  The term of the Note, including extensions, shall not exceed ten (10) years.

            (c)  The note shall provide for full recourse to the Participant.

            (d)  The Note shall bear interest at a rate determined by the Committee, but not less than the interest rate necessary to avoid the imputation of interest under the Code.

            (e)  The unpaid balance of the Note shall become due and payable on the tenth day after the termination of employment or service of a Participant; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Corporation) by the Participant subsequent to such termination.

            (f)    If required by the Committee or by applicable law, the Note shall be secured by a pledge of any Shares or Awards financed thereby (and other collateral if required by the Committee).

            (g)  The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Commission and the Federal Reserve Board, as then in effect.

          "Option"    means an option to purchase Shares granted under this Plan. The Committee shall designate any Option granted to any Eligible Person as a NQSO or an ISO.

          "Participant"    means an Eligible Person who has been granted an Award under this Plan and a Non-Employee Director Participant who has been granted an Award under Article 7 of this Plan.

          "Personal Representative"    means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive the benefits under this Plan and who shall have become the legal representative of the Participant.

          "Purchase Price"    means the exercise or purchase price, if any, payable by the Participant to the Corporation upon exercise of an Award in accordance with the applicable Award Agreement, Exercise Agreement, and the terms of this Plan; provided, however, that such exercise price shall not be less than the minimum lawful consideration required under applicable state law.

          "Restricted Stock"    means Shares awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such Shares remain unvested under the terms of the applicable Award Agreement.

          "Restricted Stock Award"    means an Award of Restricted Stock made pursuant to Article 4.

          "Retirement"    means retirement from employment by, or providing services to, the Corporation or any Subsidiary which occurs, in the case of employees, at or after the Company's normal retirement age and in accordance with the retirement policies of the Company then in effect or, in the case of a Non-Employee Director, a retirement or resignation as a director after age 65 or after at least 15 years of service as a director.

          "Rule 16b-3"    means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

          "Section 16 Person"    means a person subject to Section 16(a) of the Exchange Act.

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          "Section 162(m)"    means Section 162(m) of the Code.

          "Securities Act"    means the Securities Act of 1933, as amended form time to time.

          "Shares"    means shares of the Corporation's Common Stock.

          "Stock Appreciation Right"    means a right authorized under this Plan to receive a number of Shares or an amount of cash, or a combination of Shares and cash, the aggregate amount of or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

          "Stock Bonus"    means an Award of Shares granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

          "Stock Unit"    means a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding share of the Corporation's Common Stock (subject to adjustment) solely for purposes of this Plan.

          "Stock Unit Account"    means the bookkeeping account maintained by the Corporation on behalf of each Participant who is credited with Stock Units in accordance with Article 6, which account may be payable in cash, Shares and/or other consideration, as the Committee may determine.

          "Subsidiary"    means any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

          "Total Disability"    means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions, or conditions as the Committee by rule may include.

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Exhibit A

POWER-ONE, INC.
ELIGIBLE DIRECTOR

NONQUALIFIED STOCK OPTION AGREEMENT

        THIS AGREEMENT dated as of the            day of                        ,            , between Power-One, Inc., a Delaware corporation (the "Corporation"), and                        (the "Director").

W I T N E S S E T H

        WHEREAS, the Corporation has adopted and the stockholders of the Corporation have approved the Power-One, Inc. Amended and Restated 1996 Stock Incentive Plan, as amended (the "Plan").

        WHEREAS, pursuant to Article 7 of the Plan, the Corporation has granted an option (the "Option") to the Director upon the terms and conditions evidenced hereby, as required by the Plan, which Option is not an incentive stock option within the meaning of Section 422 of the Code.

        NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Director, the Corporation and the Director agree to the terms and conditions set forth herein as required by the terms of the Plan.

        1.    Option Grant.    This Agreement evidences the grant to the Director, as of                        ,            (the "Option Date"), of an Option to purchase an aggregate of            shares of Common Stock, par value            per share, under Section 7.2.    of the Plan, subject to the terms and conditions and to adjustment as set forth herein or in the Plan.

        2.    Exercise Price.    The Option entitles the Director to purchase (subject to the terms of Sections 3 through 5 below and to the extent exercisable) all or any part of the Option shares at a price per share of $            , which amount represents the Fair Market Value of the shares on the Option Date.

        3.    Option Exercisability and Term.    [ALT 1—SECTION 7.2.1 and 7.2.4 GRANTS: The Option shall become exercisable as to 33 1/3% of the total number of shares subject thereto on each of the following dates: (i) the earlier of the first anniversary of the Option Date or the annual stockholders meeting in the year                        , (ii) the earlier of the second anniversary of the Option Date or the annual stockholders meeting in the year                        , or (iii) the earlier of the third anniversary of the Option Date or the annual stockholders meeting in the year                        , in each case subject to Sections 7.5 and 7.6 of the Plan.] [ALT 2—SECTION 7.2.2 AND 7.2.3 GRANTS: Subject to Sections 7.5 and 7.6 of the Plan, the Option shall become exercisable as to 100% of the total number of shares subject thereto on the earlier of the first anniversary of the Option Date or the annual stockholders meeting that occurs in the year                        .] The Option shall terminate                         ,            , unless earlier terminated in accordance with the terms of the Plan.

        4.    Service and Effect of Termination of Service.    The Director agrees to serve as a director in accordance with the provisions of the Corporation's Certificate of Incorporation, bylaws and applicable law. If the Director's services as a member of the Board shall terminate, this Option shall terminate at the times and to the extent set forth in Section 7.5 of the Plan.

        5.    General Terms.    The Option and this Agreement are subject to, and the Corporation and the Director agree to be bound by, the provisions of the Plan that apply to the Option. Such provisions are incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

POWER-ONE, INC. (a Delaware corporation)
By
Title
Optionee Director
(Signature)
(Print Name)
(Address)
(City, State, Zip Code)

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Consent of Spouse

        In consideration of the execution of the foregoing Stock Option Agreement by Power-One, Inc., I,                         , the spouse of the Director therein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

DATED:                        ,

(Signature of Spouse)

24

POWER-ONE, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned having duly received the Notice of Annual Meeting and the Proxy Statement, hereby appoints the Chairman and Chief Executive Officer, Steven J. Goldman, the Chief Financial Officer, Eddie K. Schnopp, and the Secretary and General Counsel, Randall H. Holliday, as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated on the reverse, all common shares of Power-One, Inc. held of record by the undersigned on March 22, 2002, at the Annual Meeting of Stockholders to be held on Tuesday, May 14, 2002 at the Westlake Hyatt Hotel, located at 880 South Westlake Boulevard, Westlake Village, California at 1:00 p.m. Los Angeles time, and at any adjournment thereof.

(CONTINUED ON OTHER SIDE)

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
POWER-ONE, INC.

May 14, 2002

* Please Detach and Mail in the Envelope Provided *

A	☒	Please mark your votes as indicated in this example.

		FOR	WITHHOLD AUTHORITY					FOR	AGAINST	ABSTAIN
1.	Election of Directors	☐	☐	Nominees:	Class II Directors: Dr. Hanspeter Brandli Kendall R. Bishop	2.	Amend the 1996 Stock Incentive Plan regarding certain grants of non-discretionary stock options to non-employee directors.	☐	☐	☐
For, except vote withheld for the following nominees:						3.	Proposal to ratify the Appointment of Deloitte & Touche LLP as the Independent Auditors for the Company.	☐	☐	☐
						4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

						This Proxy, when properly executed, will be voted in the manner directed on the Proxy by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES TO THE BOARD LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.
						PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE.

(SIGNATURE)	(SIGNATURE, IF HELD JOINTLY)	Dated:	, 2002

NOTED:	Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, guardian, executor, administrator or trustee, please give full title as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

QuickLinks

SCHEDULE 14A INFORMATION
NOMINEES FOR ELECTION AS CLASS II DIRECTORS
CLASS I AND III DIRECTORS
STOCK OPTION GRANTS AND EXERCISES FOR TOP 5 COMPENSATED OFFICERS
STOCK OPTION GRANTS 2001
INDIVIDUAL GRANTS(1)
AGGREGATE OPTION EXERCISES IN 2001 AND YEAR-END OPTION VALUES
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, CHANGE-IN-CONTROL ARRANGEMENTS AND CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER COMPENSATION ARRANGEMENTS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CUMULATIVE TOTAL RETURN Based on investment of $100 beginning September 30, 1997*
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
FINANCIAL AND OTHER INFORMATION
OTHER MATTERS
POWER-ONE, INC AMENDED AND RESTATED 1996 STOCK INCENTIVE PLAN (As Amended and Restated January 25, 2002)
TABLE OF CONTENTS
POWER-ONE, INC. AMENDED AND RESTATED 1996 STOCK INCENTIVE PLAN
POWER-ONE, INC. ELIGIBLE DIRECTOR NONQUALIFIED STOCK OPTION AGREEMENT
Consent of Spouse